File Nos. 33-45223
                                                                      811-6543
==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]
        Pre-Effective Amendment No.                                        [ ]
        Post-Effective Amendment No. 6                                     [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                                    [ ]
     Amendment No.  8                                                      [X]

                      (Check appropriate box or boxes.)

      COVA VARIABLE ANNUITY ACCOUNT FOUR
     ___________________________________
     (Exact Name of Registrant)

      COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
     _______________________________________________
     (Name of Depositor)

     One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois         60181-4644
     ______________________________________________________        __________
     (Address of Depositor's Principal Executive Offices)          (Zip Code)

Depositor's Telephone Number, including Area Code     (800) 831-5433

     Name and Address of Agent for Service:
          Lorry J. Stensrud, President
          Cova Financial Services Life Insurance Company
          One Tower Lane, Suite 3000
          Oakbrook Terrace, Illinois  60181-4644
          (800) 523-1661

     Copies to:
          Judith A. Hasenauer, Esq.     and    Jeffery K. Hoelzel
          Blazzard, Grodd & Hasenauer, P.C.    Senior Vice President, General
          P.O. Box 5108                           Counsel and Secretary
          Westport, CT  06881                  Cova Financial Services
         (203) 226-7866                        Life Insurance Company
                                               One Tower Lane, Suite 3000
                                               Oakbrook Terrace, Illinois
                                                                60181-4644

It is proposed that this filing will become effective:

     ___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 1997 pursuant to paragraph (b) of Rule 485
     ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ___  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

     ____ This Post-Effective Amendment designates a new date for a previously filed Post-Effective Amendment.

Registrant has declared that it has registered an indefinite number or amount of securities in accordance with Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the most recent fiscal year on or about February 28, 1997.

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
          CROSS REFERENCE SHEET
          (required by Rule 495)

ITEM NO.                                          LOCATION

          PART A

Item 1.   Cover Page...........................   Cover Page

Item 2.   Definitions..........................   Definitions

Item 3.   Synopsis.............................   Highlights

Item 4.   Condensed Financial Information......   Not Applicable

Item 5.   General Description of Registrant,
          Depositor, and Portfolio Companies...   The Company; The Variable
                                                  Account; Cova Series Trust;
                                                  Neuberger & Berman Advisers
                                                  Management Trust; General
                                                  American Capital Company

Item 6.   Deductions and Expenses..............   Charges and Deductions

Item 7.   General Description of Variable
          Annuity Contracts....................   The Contracts

Item 8.   Annuity Period.......................   Annuity Provisions

Item 9.   Death Benefit........................   The Contracts; Annuity
                                                  Provisions

Item 10.  Purchases and Contract Value.........   Purchase Payments and Contract
                                                  Value

Item 11.  Redemptions..........................   Withdrawals

Item 12.  Taxes................................   Tax Status

Item 13.  Legal Proceedings....................   Legal Proceedings

Item 14.  Table of Contents of the Statement
          of Additional Information............   Table of Contents of the
                                                  Statement of Additional
                                                  Information

          CROSS REFERENCE SHEET (CONT'D)
          (required by Rule 495)

ITEM NO.                                          LOCATION

          PART B

Item 15.  Cover Page...........................   Cover Page

Item 16.  Table of Contents....................   Table of Contents

Item 17.  General Information and History......   The Company

Item 18.  Services.............................   Not Applicable

Item 19.  Purchase of Securities Being Offered.   Not Applicable

Item 20.  Underwriters.........................   Distributor

Item 21.  Calculation of Performance Data......   Performance Information

Item 22.  Annuity Payments.....................   Annuity Provisions

Item 23.  Financial Statements.................   Financial Statements



                                    PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.


                                    PART A

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


                                      Annuity Service Office:
            Home Office:                    P.O. Box 295
     One Tower Lane, Suite 3000          400 Locust Street
  Oakbrook Terrace, IL 60181-4644     Des Moines, Iowa 50309-0295
          (800) 831-LIFE                   (800) 255-9448
                                           (515) 243-5834




                     INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                     DEFERRED VARIABLE ANNUITY CONTRACTS

                                  issued by

                     COVA VARIABLE ANNUITY ACCOUNT FOUR

                                     and

                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The Individual Flexible Purchase Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of Contract Values on a variable basis and payment of monthly annuity payments on a fixed or variable basis. The Contracts described in this Prospectus are for use by individuals in connection with fringe benefit plans, including welfare and pension plans under the Employee Retirement Income Security Act of 1974 ("ERISA") and bonus and compensation plans exempt from ERISA. Fringe benefit plans may or may not qualify for any tax-favored treatment other than the benefits provided for by annuities depending on the plan. (See "Qualified Contracts" and "Non-Qualified Contracts" under "Definitions.") The amounts of the Mortality and Expense Risk Premium, Administrative Expense Charge and Contract Maintenance Charge under the Contracts will vary depending upon the total projected purchase payments anticipated from all Contracts sold under the particular plan during the first five years of plan participation in the Contracts. (See "Charges and Deductions.")

Purchase payments for the Contracts will be allocated to a segregated investment account of Cova Financial Services Life Insurance Company (the "Company") which account has been designated Cova Variable Annuity Account Four (the "Variable Account"). The Variable Account invests in shares of Cova Series Trust (see "Cova Series Trust" on Page __); Neuberger & Berman Advisers Management Trust (see "Neuberger & Berman Advisers Management Trust") or General American Capital Company (see "General American Capital Company"). Cova Series Trust is a series fund with nineteen portfolios, fifteen of which are currently available in connection with the Contracts offered under this Prospectus: Money Market Portfolio, Quality Income Portfolio,
High Yield Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth & Income Portfolio, Select Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Quality Bond Portfolio, Large Cap Stock Portfolio and Bond Debenture Portfolio. Neuberger
& Berman Advisers Management Trust is a series fund with eight portfolios, four of which are currently available in connection with the Contracts offered herein: Liquid Asset Portfolio, Limited Maturity Bond Portfolio, Growth Portfolio and Balanced Portfolio. General American Capital Company is an open-end diversified management investment company with five portfolios, of which only the Money Market Fund is available in connection with the Contracts offered by this Prospectus. See "Tax Status - Diversification" for a discussion of Owner control of the underlying investments in a variable annuity contract.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the Statement of Additional Information which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information can be found on Page __ of this Prospectus. For the Statement of Additional Information, call (800) 831-LIFE or write the Home Office address listed above.

INQUIRIES:

Any inquiries regarding purchasing a Contract can be made by telephone or in writing to Cova Life Sales Company at (800) 831-LIFE or One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. All other questions should be directed to the Annuity Service Office listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This  Prospectus  and the Statement of Additional Information are dated May 1,
1997.

This Prospectus should be kept for future reference.

                              TABLE OF CONTENTS

                                                                          PAGE

DEFINITIONS

HIGHLIGHTS

FEE TABLE

THE COMPANY

THE VARIABLE ACCOUNT
Cova Series Trust
Neuberger & Berman Advisers Management Trust
General American Capital Company
Voting Rights
Substitution of Securities

CHARGES AND DEDUCTIONS
Deduction for Withdrawal Charge (Sales Load)
Waiver of Withdrawal Charge
Deduction for Mortality and Expense Risk Premium
Deduction for Administrative Expense Charge
Deduction for Contract Maintenance Charge
Reduction of Charges
Deduction for Premium Taxes
Deduction for Trust and AMT Expenses
Deduction for Transfer Fee

THE CONTRACTS
Ownership
Assignment
Beneficiary
Change of Beneficiary
Transfers of Contract Values During the Accumulation Period
Death of the Annuitant
Death of the Owner

ANNUITY PROVISIONS
Annuity Date and Annuity Option
Change in Annuity Date and Annuity Option
Allocation of Annuity Payments
Transfers During the Annuity Period
Annuity Options
assumed

PURCHASE PAYMENTS AND CONTRACT VALUE
Purchase Payments
Allocation of Purchase Payments
Dollar Cost Averaging
Distributor
Contract Value
Accumulation Unit

WITHDRAWALS
Suspension of Payments or Transfers

PERFORMANCE INFORMATION
Money Market and Liquid Asset Portfolios
Other Portfolios

TAX STATUS
General
Diversification
Multiple Contracts
Contracts Owned by Other Than Natural Persons
Tax Treatment of Assignments
Income Tax Withholding
Tax Treatment of Withdrawals - Non-Qualified Contracts
Qualified Plans
Tax Treatment of Withdrawals - Qualified Contracts
Tax-Sheltered Annuities - Withdrawal Limitations

FINANCIAL STATEMENTS

LEGAL PROCEEDINGS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



                                 DEFINITIONS

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Contract Value in a Sub-Account of the Variable Account.

ANNUITANT - The natural person on whose life Annuity Payments are based.

ANNUITY DATE - The date on which Annuity Payments begin.

ANNUITY PAYMENTS - The series of payments made to the Annuitant after the Annuity Date under the Annuity Option elected.

ANNUITY PERIOD - The period starting on the Annuity Date.

ANNUITY UNIT - An accounting unit of measure used to calculate Variable Annuity Payments after the Annuity Date.

BENEFICIARY - The person(s) who will receive the Death Benefit.

COMPANY - Cova Financial Services Life Insurance Company at its Annuity Service Office shown on the cover page of this Prospectus.

CONTRACT ANNIVERSARY - An anniversary of the Issue Date.

CONTRACT VALUE - The sum of the Owner's interest in the Sub-Accounts of the Variable Account.

CONTRACT  YEAR  -  One  year  from  the  Issue  Date  and  from  each Contract
Anniversary.

DISTRIBUTOR - Cova Life Sales Company, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

ELIGIBLE INVESTMENT(S) - An investment entity which can be selected by the Owner to be an underlying investment of the Contract.

FIXED ANNUITY - A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Variable Account.

ISSUE DATE - The date on which the first Contract Year begins.

NON-QUALIFIED CONTRACTS - Contracts issued under Non-Qualified Plans which do not receive favorable tax treatment under Sections 401 or 403(b) of the Internal Revenue Code.

OWNER - The person or entity named in the Application who/which has all the rights under the Contract.

PORTFOLIO - A segment of an Eligible Investment which constitutes a separate and distinct class of shares.

QUALIFIED CONTRACTS - Contracts issued under Qualified Plans which receive favorable tax treatment under Sections 401 or 403(b) of the Internal Revenue Code.

SUB-ACCOUNT - A segment of the Variable Account.

SUB-ACCOUNT VALUE - The Owner's interest in a Sub-Account.

VALUATION DATE - The Variable Account will be valued each day that the New York Stock Exchange is open for trading which is Monday through Friday, except for normal business holidays.

VALUATION PERIOD - The period beginning at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT - A separate investment account of the Company, designated as Cova Variable Annuity Account Four, into which purchase payments or Contract Values may be allocated.

VARIABLE ACCOUNT VALUE - The sum of the Owner's interest in each of the Sub-Accounts of the Variable Account.

VARIABLE ANNUITY - A series of payments made during the Annuity Period which vary in amount with the investment experience of each applicable Sub-Account.

WITHDRAWAL VALUE - The Withdrawal Value is:

    1) the Contract Value for the Valuation Period next following the Valuation Period during which a written request for withdrawal is received at the Company; less

    2)  any applicable taxes not previously deducted; less

    3)  the Withdrawal Charge, if any; less

    4)  the Contract Maintenance Charge, if any.


                                  HIGHLIGHTS


Purchase payments for the Contracts will be allocated to a segregated investment account of Cova Financial Services Life Insurance Company (the "Company") which account has been designated Cova Variable Annuity Account Four (the "Variable Account"). Under certain circumstances, however, purchase payments may initially be allocated to the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account of the Variable Account (see below). The Variable Account invests in shares of Cova Series Trust (see "Cova Series Trust"), Neuberger & Berman Advisers Management Trust (see "Neuberger & Berman Advisers Management Trust" and General American Capital Company (see "General American Capital Company"). Owners bear the investment risk for all amounts allocated to the Variable Account.

Within ten days (twenty days with respect to Contracts issued in North Dakota) of the date of receipt of the Contract by the Owner, it may be returned by delivering or mailing it to the Company at its Annuity Service Office or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. The Company will refund the Contract Value (which may be more or less than the purchase payments) computed at the end of the Valuation Period during which the Contract is received by the Company except in the following circumstances: (a) in states which require the Company to refund purchase payments, less any withdrawals; or (b) in the case of Contracts which are deemed by certain states to be replacing an existing annuity or insurance contract and which states require that contract owners be given a twenty day right to return the policy after delivery. With respect to the circumstances described in (a) and
(b) above, the Company will refund the greater of purchase payments, less any withdrawals, or the Contract Value, and will allocate initial purchase payments to the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account, as elected by the Owner, until the expiration of fifteen days from the Issue Date (or twenty-five days in the case of Contracts described under (b) above). Upon the expiration of the fifteen day period (or twenty-five day period with respect to Contracts described under (b)), the Sub-Account Value of the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account will be allocated to the Variable Account in accordance with the election made by the Owner in the Application.

A Withdrawal Charge (sales load) may be deducted in the event of a withdrawal of all or a portion of the Contract Value. The Withdrawal Charge is imposed on withdrawals of Contract Values attributable to purchase payments within five
(5) years after receipt. The Withdrawal Charge, if any, is equal to five percent (5%) of the purchase payment withdrawn. The Withdrawal Charge does not apply to a withdrawal equal to: (a) purchase payments held for at least five
(5) years not previously withdrawn; (b) gain; and (c) amounts for which the waiver of Withdrawal Charge applies. (See "Withdrawals.") A withdrawal of up to ten percent (10%) of aggregate purchase payments made within the five years preceding the request for withdrawal may be made free from the Withdrawal Charge on a noncumulative basis once each Contract Year if the Contract Value prior to the withdrawal exceeds $5,000. (See "Charges and Deductions - Deduction for Withdrawal Charge (Sales Load)" and "Charges and Deductions - Waiver of Withdrawal Charge.")

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, a Mortality and Expense Risk Premium, the amount of which will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts. The maximum Mortality and Expense Risk Premium is equal, on an annual basis, to 1.25% of the daily net asset value of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Premium.")

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, an Administrative Expense Charge, the amount of which will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts. The maximum Administrative Expense Charge is equal, on an annual basis, to .15% of the daily net asset value of the Variable Account. This Charge compensates the Company for costs associated with the administration of the Contract and the Variable Account. (See "Charges and Deductions - Deduction for Administrative Expense Charge.")

The Company deducts an annual Contract Maintenance Charge from the Contract Value on each Contract Anniversary. The amount of this charge will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts. The maximum Contract Maintenance Charge is $30 each Contract Year. (See "Charges and Deductions - Deduction for Contract Maintenance Charge.")

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. (See "Charges and Deductions - Deduction for Premium Taxes.")

Under certain circumstances, a Transfer Fee may be assessed when an Owner transfers Contract Values from one Sub-Account to another Sub-Account. (See "Charges and Deductions - Deduction for Transfer Fee.")

There is a ten percent (10%) federal income tax penalty that may be applied to the income portion of any distribution from the Contracts.(See "Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts" and "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Status."

For Contracts purchased in connection with 403(b) plans, withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code) or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Tax penalties may also apply. (See "Tax
Status - Tax Treatment of Withdrawals - Qualified Contracts.") Owners should consult their own tax counsel or other tax adviser regarding any distributions. (See "Tax Status - Tax-Sheltered Annuities - Withdrawal Limitations.")

The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investment underlying the contract. The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect. (See "Tax Status - Diversification.")

                      COVA VARIABLE ANNUITY ACCOUNT FOUR
                                  FEE TABLE


OWNER TRANSACTION EXPENSES
Withdrawal Charge (see Note 2 below)            5% of purchase payment withdrawn

Transfer Fee (see Note 4 below)                 No charge for first 12 transfers
                                                in a contract year; thereafter,
                                                the fee is $25 per transfer or,
                                                if less, 2% of the amount
                                                transferred.


ANNUAL CONTRACT FEE (see Note 3 below )
Contract Maintenance Charge (if the total purchase payments during the first five years   $  30
of plan participation are projected to be from $50,000 to $999,999.)

Contract Maintenance Charge (if the total purchase payments during the first five years   $  20
of plan participation are projected to be from $1,000,000 to $2,499,999.)

Contract Maintenance Charge (if the total purchase payments during the first five years   $  15
of plan participation are projected to be from $2,500,000 to $4,999,999.)

Contract Maintenance Charge (if the total purchase payments during the first five years   $  10
of plan  participation are projected to equal or exceed $5,000,000.)

VARIABLE ACCOUNT ANNUAL EXPENSES
     (as a percentage of average account value)

MORTALITY AND EXPENSE RISK PREMIUM (see Note 3 below)
Mortality and Expense Risk Premium (if the total purchase payments during the first        1.25%
five years of plan participation are projected to be from $50,000 to $999,999.)

Mortality and Expense Risk Premium (if the total purchase payments during the first        1.05%
five years of plan participation are projected to be from $1,000,000 to $2,499,999.)

Mortality and Expense Risk Premium (if the total purchase payments during the first         .95%
five years of plan participation are projected to be from $2,500,000 to $4,999,999.)

Mortality and Expense Risk Premium (if the total purchase payments during the first         .80%
five years of plan participation are projected to equal or exceed $5,000,000.)

ADMINISTRATIVE EXPENSE CHARGE (see Note 3 below)
Administrative Expense Charge (if the total purchase payments during the first five         .15%
years of plan participation are projected to be from $50,000 to $2,499,999.)

Administrative Expense Charge (if the total purchase payments during the first five         .10%
years of plan participation are projected to be from $2,500,000 to $4,999,999.)

Administrative Expense Charge (if the total purchase payments during the first five         .05%
years of plan participation are projected to equal or exceed $5,000,000.)


COVA SERIES TRUST'S ANNUAL EXPENSES
(as  a percentage of the average daily net assets of a Portfolio)

                                        Other Expenses
                                        (after expense        Total
                                        reimbursement for     Annual
                           Management   certain Portfolios)   Portfolio
                           Fees         (see Note 5 below)   Expenses
                           -----------  -------------------  ------------
Managed by Van Kampen
American Capital
Investment Advisory Corp.

Money Market#                .00%                 .11%              .11%
Stock Index                  .50%                 .10%              .60%
High Yield                   .75%                 .10%              .85%
Quality Income               .50%                 .10%              .60%
VKAC Growth and Income       .60%                 .10%              .70%

Managed by J.P. Morgan
Investment Inc.

Select Equity*               .75%                  .10%              .85%
Small Cap Stock*             .85%                  .10%              .95%
International Equity*        .85%                  .10%              .95%
Quality Bond*                .55%                  .10%              .65%
Large Cap Stock*             .65%                  .10%              .75%

Managed by Lord, Abbett
& Co.

Bond Debenture*              .75%                  .10%              .85%
Mid-Cap Value**             1.00%                  .10%             1.10%
Large Cap Research**        1.00%                  .10%             1.10%
Developing Growth**          .90%                  .10%             1.00%
Lord Abbett Growth
  and Income**               .75%                  .10%              .85%

   * Annualized. The Portfolio commenced regular investment operations on April 2, 1996.

  ** Estimated. The Portfolio has not yet commenced regular investment operations.

#   Cova  Investment Advisory Corporation (Cova Advisory), the investment adviser for Cova Series Trust, currently  waives  its  fees  for  the  Money  Market Portfolio. Although not obligated to, Cova Advisory expects  to  continue  to waive its fees for the Money Market Portfolio. In the future, Cova Advisory may charge  its  fees  on a partial or complete basis. Absent the management fee waiver, the total management fee  on  an  annual  basis for the Money Market Portfolio is .50%. The examples shown below for the Money
Market  Portfolio  are calculated based upon a waiver of the management fee.

ANNUAL EXPENSES FOR NEUBERGER & BERMAN ADVISERS MANAGEMENT
TRUST AND ADVISERS MANAGERS TRUST(1)
(as a percentage of the average daily net assets of a Portfolio)

                        Investment
                        Management and         Other      Total Annual
Portfolio               Administration  Fees   Expenses   Expenses
----------------------  ---------------------  ---------  -------------

Liquid Asset(2)                         0.44%      0.56%          1.00%
Limited Maturity Bond                   0.65%      0.13%          0.78%
Growth                                  0.83%      0.09%          0.92%
Balanced                                0.85%      0.24%          1.09%



     (1) Neuberger & Berman Advisers Management Trust ("Trust") is divided into eight portfolios ("Portfolios"), four of which are available in connection with the Contracts offered under this Prospectus. Each Portfolio invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

     (2) Expenses reflect expense reimbursement. Neuberger & Berman Management Incorporated has undertaken to reimburse the Liquid Asset Portfolio for certain operating expenses, including the compensation of N&B Management and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate 1% of the Liquid Asset Portfolio's average daily net asset value. Absent such reimbursement, the Total Annual Expenses for the year ended December 31, 1996 would have been 1.21% for the Liquid Asset Portfolio. This expense reimbursement policy is subject to termination upon 60 days written notice with respect to the Liquid Asset Portfolio.

GENERAL AMERICAN CAPITAL COMPANY
                                     Management   Other     Total Annual
                                     Fee          Expenses  Portfolio Expenses
                                     ----------   --------  ------------------
   Money Market                      .205%        .00%           .205%

EXAMPLES (see Note 3 below)

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     a)  upon surrender at the end of each time period;
     b)  if the Contract is not surrendered or is annuitized.


                                                                  1 year  3 years

COVA SERIES TRUST MONEY MARKET PORTFOLIO

(if the total purchase payments during the first                  a) $66.36 $ 95.62
five years of plan participation are                              b) $16.36 $ 50.62
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $64.00 $ 88.45
five years of plan participation are                              b) $14.00 $ 43.45
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $62.32 $ 83.30
five years of plan participation are                              b) $12.32 $ 38.30
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $60.12 $ 76.55
five years of plan participation are                              b) $10.12 $ 31.55
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST QUALITY INCOME PORTFOLIO

(if the total purchase payments during the first                  a) $71.29 $110.60
five years of plan participation are                              b) $21.29 $ 65.60
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $68.95 $103.53
five years of plan participation are                              b) $18.95 $ 58.53
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $67.27 $ 98.45
five years of plan participation are                              b) $17.27 $ 53.45
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $65.08 $ 91.80
five years of plan participation are                              b) $15.08 $ 46.80
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST STOCK INDEX PORTFOLIO

(if the total purchase payments during the first                  a) $71.29 $110.60
five years of plan participation are                              b) $21.29 $ 65.60
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $68.95 $103.53
five years of plan participation are                              b) $18.95 $ 58.53
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $67.27 $ 98.45
five years of plan participation are                              b) $17.27 $ 53.45
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $65.08 $ 91.80
five years of plan participation are                              b) $15.08 $ 46.80
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST HIGH YIELD PORTFOLIO

(if the total purchase payments during the first                  a) $73.80 $118.16
five years of plan participation are                              b) $23.80 $ 73.16
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $71.46 $111.14
five years of plan participation are                              b) $21.46 $ 66.14
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $69.79 $106.09
five years of plan participation are                              b) $19.79 $ 61.09
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $67.61 $ 99.49
five years of plan participation are                              b) $17.61 $ 54.49
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST VKAC GROWTH AND INCOME PORTFOLIO

(if the total purchase payments during the first                  a) $72.29 $113.63
five years of plan participation are                              b) $22.29 $ 68.63
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $69.95 $106.58
five years of plan participation are                              b) $19.95 $ 61.58
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $68.28 $101.51
five years of plan participation are                              b) $18.28 $ 56.51
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $66.09 $ 94.88
five years of plan participation are                              b) $16.09 $ 49.88
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST QUALITY BOND PORTFOLIO

(if the total purchase payments during the first                  a) $71.79 $112.12
five years of plan participation are                              b) $21.79 $ 67.12
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $69.45 $105.06
five years of plan participation are                              b) $19.45 $ 60.06
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $67.77 $ 99.98
five years of plan participation are                              b) $17.77 $ 54.98
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $65.59 $ 93.34
five years of plan participation are                              b) $15.59 $ 48.34
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST SMALL CAP STOCK PORTFOLIO

(if the total purchase payments during the first                  a) $74.80 $121.17
five years of plan participation are                              b) $24.80 $ 76.17
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $72.46 $114.17
five years of plan participation are                              b) $22.46 $ 69.17
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $70.79 $109.13
five years of plan participation are                              b) $20.79 $ 64.13
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $68.61 $102.55
five years of plan participation are                              b) $18.61 $ 57.55
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST LARGE CAP STOCK PORTFOLIO

(if the total purchase payments during the first                  a) $72.80 $115.15
five years of plan participation are                              b) $22.80 $ 70.15
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $70.45 $108.10
five years of plan participation are                              b) $20.45 $ 63.10
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $68.78 $103.04
five years of plan participation are                              b) $18.78 $ 58.04
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $66.60 $ 96.42
five years of plan participation are                              b) $16.60 $ 51.42
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST SELECT EQUITY PORTFOLIO

(if the total purchase payments during the first                  a) $73.80 $118.16
five years of plan participation are                              b) $23.80 $ 73.16
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $71.46 $111.14
five years of plan participation are                              b) $21.46 $ 66.14
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $69.79 $106.09
five years of plan participation are                              b) $19.79 $ 61.09
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $67.61 $ 99.49
five years of plan participation are                              b) $17.61 $ 54.49
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST INTERNATIONAL EQUITY PORTFOLIO

(if the total purchase payments during the first                  a) $74.80 $121.17
five years of plan participation are                              b) $24.80 $ 76.17
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $72.46 $114.17
five years of plan participation are                              b) $22.46 $ 69.17
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $70.79 $109.13
five years of plan participation are                              b) $20.79 $ 64.13
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $68.61 $102.55
five years of plan participation are                              b) $18.61 $ 57.55
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST MID-CAP VALUE PORTFOLIO

(if the total purchase payments during the first                  a) $76.30 $125.66
five years of plan participation are                              b) $26.30 $ 80.66
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $73.97 $118.69
five years of plan participation are                              b) $23.97 $ 73.69
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $72.30 $113.68
five years of plan participation are                              b) $22.30 $ 68.68
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $70.12 $107.12
five years of plan participation are                              b)$20.12 $ 62.12
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST LARGE CAP RESEARCH PORTFOLIO

(if the total purchase payments during the first                  a) $76.30 $125.66
five years of plan participation are                              b) $26.30 $ 80.66
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $73.97 $118.69
five years of plan participation are                              b) $23.97 $ 73.69
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $72.30 $113.68
five years of plan participation are                              b) $22.30 $ 68.68
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $70.12 $107.12
five years of plan participation are                              b) $20.12 $ 62.12
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST DEVELOPING GROWTH PORTFOLIO

(if the total purchase payments during the first                  a) $75.30 $122.67
five years of plan participation are                              b) $25.30 $77.67
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $72.96 $115.68
five years of plan participation are                              b) $22.96 $ 70.68
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $71.29 $110.65
five years of plan participation are                              b) $21.29 $ 65.65
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $69.12 $104.08
five years of plan participation are                              b) $19.12 $ 59.08
projected to equal or exceed $5,000,000.)

COVA SERIES TRUST LORD ABBETT GROWTH AND INCOME PORTFOLIO

(if the total purchase payments during the first                  a) $73.80 $118.16
five years of plan participation are                              b) $23.80 $ 73.16
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $71.46 $111.14
five years of plan participation are                              b) $21.46 $ 66.14
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $69.79 $106.09
five years of plan participation are                              b) $19.79 $ 61.09
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $67.61 $ 99.49
five years of plan participation are                              b) $17.61 $ 54.49
projected to equal or exceed $5,000,000.)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

(if the total purchase payments during the first                  a) $74.50 $120.27
five years of plan participation are                              b) $24.50 $ 75.27
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $72.16 $113.26
five years of plan participation are                              b) $22.16 $ 68.26
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $70.49 $108.22
five years of plan participation are                              b) $20.49 $ 63.22
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $68.31 $101.63
five years of plan participation are                              b) $18.31 $ 56.63
projected to equal or exceed $5,000,000.)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST LIQUID
ASSET PORTFOLIO

(if the total purchase payments during the first                  a) $75.30 $122.67
five years of plan participation are                              b) $25.30 $ 77.67
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $72.96 $115.68
five years of plan participation are                              b) $22.96 $ 70.68
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $71.29 $110.65
five years of plan participation are                              b) $21.29 $ 65.65
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $69.12 $104.08
five years of plan participation are                              b) $19.12 $ 59.08
projected to equal or exceed $5,000,000.)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
LIMITED MATURITY BOND PORTFOLIO

(if the total purchase payments during the first                  a) $73.10 $116.05
five years of plan participation are                              b) $23.10 $ 71.05
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $70.76 $109.02
five years of plan participation are                              b) $20.26 $ 64.02
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $69.08 $103.96
five years of plan participation are                              b) $19.08 $ 58.96
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $66.90 $ 97.34
five years of plan participation are                              b) $16.90 $ 52.34
projected to equal or exceed $5,000,000.)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

(if the total purchase payments during the first                  a) $76.20 $125.36
five years of plan participation are                              b) $26.20 $ 80.36
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $73.86 $118.39
five years of plan participation are                              b) $23.86 $ 73.39
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $72.19 $113.38
five years of plan participation are                              b) $22.19 $ 68.38
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $70.02 $106.82
five years of plan participation are                              b) $20.02 $ 61.82
projected to equal or exceed $5,000,000.)

GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET PORTFOLIO

(if the total purchase payments during the first                  a) $67.31 $ 98.54
five years of plan participation are                              b) $17.31 $ 53.54
projected to be from $50,000 to $999,999.)

(if the total purchase payments during the first                  a) $64.96 $ 91.39
five years of plan participation are                              b) $14.96 $ 46.39
projected to be from $1,000,000 to $2,499,999.)

(if the total purchase payments during the first                  a) $63.28 $ 86.25
five years of plan participation are                              b) $13.28 $ 41.25
projected to be from $2,500,000 to $4,999,999.)

(if the total purchase payments during the first                  a) $61.09 $ 79.52
five years of plan participation are                              b) $11.09 $ 34.52
projected to equal or exceed $5,000,000.)


EXPLANATION OF FEE TABLE AND EXAMPLES

     1. The purpose of the above Table is to assist the Owner in understanding the various costs and expenses that an Owner will incur, directly or indirectly. The Table reflects expenses of the Variable Account as well as of the Eligible Investments. For additional information, see "Charges and Deductions" in this Prospectus and see the Prospectuses for Cova
Series Trust, Neuberger & Berman Advisers Management Trust and General American Capital Company.

     2. The Withdrawal Charge is imposed on withdrawals of Contract Values attributable to purchase payments within five (5) years after receipt and is equal to 5% of the purchase payment withdrawn. After the five year period, withdrawals attributable to such purchase payments are not subject to the Withdrawal Charge.

     After the first Contract Year, a withdrawal of up to ten percent (10%) of aggregate purchase payments made within the five years preceding the request for withdrawal may be made free from the Withdrawal Charge on a noncumulative basis once each Contract Year if the Contract Value prior to the withdrawal exceeds $5,000. The 10% free withdrawal has been factored into the Examples above.

     3. As indicated elsewhere herein, the Contracts described in this Prospectus are for use by individuals in connection with fringe benefit plans. The amounts of the Contract Maintenance Charge, Mortality and Expense Risk Premium and Administrative Expense Charge vary depending upon the total projected purchase payments anticipated during the first five years of plan participation in the Contracts. Where the total purchase payments during the first five years of plan participation are initially projected to be from $50,000 to $999,999, the amounts of the Mortality and Expense Risk Premium and Contract Maintenance Charge may be reduced where purchase payments subsequently exceed, or are projected to exceed, these amounts. (See "Charges and Deductions.")

     4. No Transfer Fee will be assessed for a transfer made in connection with the Dollar Cost Averaging program providing for the automatic transfer of funds from the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Fund to any other Sub-Account(s). (See "Charges and Deductions - Deduction for Transfer Fee" and "Purchase Payments and Contract Value - Dollar Cost Averaging.")

     5. Since August 20, 1990, the Company has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%.

     Absent the expense reimbursement and management fee waiver, the percentages shown for total annual portfolio expenses (on an annualized basis) for the year or period ended December 31, 1996 would have been .71% for the Quality Income Portfolio, 1.04% for the High Yield Portfolio, .74% for the Money
Market Portfolio, .67% for the Stock Index Portfolio, 1.02% for the VKAC
Growth and Income Portfolio, 1.70% for the Select Equity Portfolio, 2.68% for the Small Cap Stock Portfolio, 3.80% for the International Equity Portfolio, 1.52% for the Quality Bond Portfolio, 1.23% for the Large Cap Stock Portfolio and 2.05% for the Bond Debenture Portfolio.

     6.  The assumed average contract size is $30,000.

     7. Premium taxes are not reflected. Premium taxes may apply. See "Charges and Deductions - Deduction for Premium Taxes" on Page __.

     8. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                 THE COMPANY

Cova Financial Services Life Insurance Company (the "Company") was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company ("General American") purchased the Company from Xerox Financial Services, Inc. On June 1, 1995, the Company changed its name to Cova Financial Services Life Insurance Company. The Company presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

General American is a St. Louis-based mutual company with more than $250 billion of life insurance in force and approximately $19 billion in assets.
It provides life and health insurance, retirement plans, and related financial services to individuals and groups.


                             THE VARIABLE ACCOUNT

Cova Variable Annuity Account Four (the "Variable Account") is a segregated asset account established under Missouri law pursuant to a resolution of the Board of Directors of the Company adopted on February 24, 1987. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general obligations.

The Variable Account meets the definition of a "separate account" under the federal securities laws.

The Variable Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of Cova Series Trust, Neuberger & Berman Advisers Management Trust or General American Capital Company.

There is no assurance that the investment objective of any of the Portfolios will be met. Owners bear the complete investment risk for purchase payments allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Account(s) to which purchase payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

                              COVA SERIES TRUST

Cova Series Trust ("Trust") has been established to act as one of the funding vehicles for the Contracts offered. Prior to May 1, 1996, the Trust was known as Van Kampen Merritt Series Trust. The Trust is managed by Cova Investment Advisory Corporation (the "Adviser"). Prior to May 1, 1996, Van Kampen American Capital Investment Advisory Corp. was the investment adviser of the Trust. The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser is affiliated with the Company. The Adviser has retained sub-advisers to make investment decisions and place orders for the individual portfolios.

The Trust is an open-end management investment company. While a brief summary of the investment objectives of the available Portfolios is set forth below, more comprehensive information, including a discussion of potential risks, is found in the current prospectus for the Trust which is included with this Prospectus. A PROSPECTIVE INVESTOR SHOULD READ THE PROSPECTUS FOR THE TRUST CAREFULLY BEFORE INVESTING. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Home Office.

Van Kampen American Capital Investment Advisory Corp. is the Sub-Adviser for the following Portfolios:

MONEY MARKET PORTFOLIO. The investment objective of this Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government.

QUALITY INCOME PORTFOLIO. The investment objective of this Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

STOCK INDEX PORTFOLIO. The investment objective of this Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index by investing in common stocks, stock index futures contracts and options on stock indexes and stock index futures contracts, and certain short-term fixed income securities such as cash reserves.

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by the Company. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation regarding the advisability of investing in the Stock Index Portfolio. (See the Cova Series Trust Prospectus for more information concerning the Stock
Index Portfolio.)

HIGH YIELD PORTFOLIO. The investment objective of this Portfolio is the maximization of total investment return through income and capital appreciation. The Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. (See "Investment Objectives - High Yield
Portfolio" in the Trust Prospectus.) Prior to investing in this Portfolio, purchasers are cautioned to read the section entitled "Special Risks of High Yield Investing" in the Trust Prospectus. As disclosed in the Fee Table, the management fee for the High Yield Portfolio is .75% of 1% of the average daily net assets of the Portfolio. This fee is higher than fees paid by many other investment companies with similar investment objectives. (See "Management of the Trust - The Investment Adviser" in the Trust Prospectus.)

VKAC GROWTH AND INCOME PORTFOLIO. The investment objective of the VKAC Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Investment Advisor to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Investment Adviser to have potential for capital appreciation but which are issued by foreign corporations.

J.P. Morgan Investment Management Inc. is the Sub-Adviser for the following
Portfolios:

QUALITY BOND PORTFOLIO. The investment objective of the Quality Bond Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

SMALL CAP STOCK PORTFOLIO. The investment objective of the Small Cap Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio will invest primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio will be primarily securities included in the Russell 2000 Index.

LARGE CAP STOCK PORTFOLIO. The investment objective of the Large Cap Stock Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will be highly diversified and hold approximately 300 stocks.

SELECT EQUITY PORTFOLIO. The investment objective of the Select Equity Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will typically hold between 60 and 90 stocks.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index.

LORD, ABBETT & CO.: is the Sub-Adviser for the following Portfolios:

BOND DEBENTURE PORTFOLIO. The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investment in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" in the Cova Series Trust prospectus before investing.

MID-CAP VALUE PORTFOLIO. The investment objective of the Mid-Cap Value Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

LARGE CAP RESEARCH PORTFOLIO. The investment objective of the Large Cap Research Portfolio is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above.

DEVELOPING GROWTH PORTFOLIO. The investment objective of the Developing Growth Portfolio is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over-the-counter. The Portfolio will invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. Volatile price movement can be expected.

LORD ABBETT GROWTH AND INCOME PORTFOLIO. The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value. The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

Each Portfolio of Neuberger & Berman Advisers Management Trust ("AMT") invests all of its net investable assets in its corresponding series (each a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. All Series of Managers Trust are managed by Neuberger & Berman Management Incorporated ("N&B Management"). Each Series invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT. There are eight Portfolios, four of which are available in connection with the Contracts. In that the investment objective of each Portfolio matches that of its corresponding Series, the following information is presented in terms of the applicable Series of Managers Trust. The investment objectives of each Series are as follows:

     AMT LIQUID ASSET INVESTMENTS. The investment objective of AMT Liquid Asset Investments is to provide the highest current income consistent with safety and liquidity. The Series invests in high quality U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including governments and their agencies and instrumentalities, banks and other financial institutions, and corporations, and may invest in repurchase agreements with respect to these instruments. An investment in the Liquid Asset Portfolio is neither insured nor guaranteed by the U.S. Government.

     AMT GROWTH INVESTMENTS. AMT Growth Investments seeks capital appreciation without regard to income by investing in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Series expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.

     AMT LIMITED MATURITY BOND INVESTMENTS. The investment objective of AMT Limited Maturity Bond Investments is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. The Series invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends. These are short-to-intermediate term debt securities. The Series' dollar-weighted average portfolio maturity may range up to five years.

     AMT BALANCED INVESTMENTS. The investment objective of AMT Balanced Investments is long-term capital growth and reasonable current income without undue risk to principal. The investment adviser anticipates that the Series' investments will normally be managed so that approximately 60% of the Series' total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the investment adviser's view regarding current market trends, the common stock portion of the Series' investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Series' assets will be invested in fixed-income senior securities.

GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("GACC") is a mutual fund with multiple portfolios. Each portfolio is managed by Conning Asset Management Company, formerly known as General American Investment Management Company.

     GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET PORTFOLIO. The investment objective of the General American Capital Company Money Market Portfolio is the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

Additional Portfolios and/or Eligible Investments may be made available to Owners at the request of the trustee(s) of a participating fringe benefit plan or plans.

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Trust, AMT and GACC held in the Variable Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust, AMT and GACC do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company prior to a shareholder meeting of the Trust, AMT or GACC. Voting instructions will be solicited by written communication prior to the meeting.

Shares of AMT are issued and redeemed in connection with investment in and payments under variable contracts issued through separate accounts of life companies which may or may not be affiliated with AMT. Shares of the Balanced Portfolio are also offered directly to qualified pension and retirement plans ("Qualified Plans"). Shares of AMT are purchased and redeemed at net asset value. The Board of Trustees of AMT and Managers Trust have undertaken to monitor AMT and Managers Trust, respectively, for the existence of any material irreconcilable conflict between the interests of the variable contract owners of the life companies and to determine what action, if any, should be taken in the event of a conflict. The life companies and N&B Management are responsible for reporting any potential or existing conflicts to the Boards. Due to differences of tax treatment and other considerations, the interests of various variable contract owners participating in AMT and Managers Trust and the interests of Qualified Plans investing in AMT and Managers Trust may conflict. If such a conflict were to occur, one or more life company separate accounts or Qualified Plans might withdraw their investment in the Trust. This might force Managers Trust to sell portfolios securities at disadvantageous prices.

SUBSTITUTION OF SECURITIES

If the shares of the Trust, AMT or GACC (or any Portfolio within the Trust, AMT, GACC, or any other Eligible Investment), are no longer available for investment by the Variable Account or, if in the judgment of the Company, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company, with the approval of the trustee(s) of the participating fringe benefit plan(s), may substitute shares of another Eligible Investment (or Portfolio) for shares already purchased or to be purchased in the future by purchase payments under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

                            CHARGES AND DEDUCTIONS

Various charges and deductions are made from Contract Values and the Variable Account. These charges and deductions are:

DEDUCTION FOR WITHDRAWAL CHARGE (SALES LOAD)

If all or a portion of the Contract Value (see "Withdrawals") is withdrawn, a Withdrawal Charge (sales load) will be calculated at the time of each
withdrawal  and  will  be deducted from the Contract Value.   This Charge
reimburses the Company for expenses incurred in connection with the promotion,
sale  and  distribution of the Contracts.   The Withdrawal Charge is imposed
on withdrawals of Contract Values attributable to purchase payments within five (5) years after receipt and is equal to 5% of the purchase payment
withdrawn.   The Withdrawal  Charge  does not apply to a withdrawal equal to: (a) purchase payments held for at least five (5) years not previously withdrawn; (b) gain; and (c) amounts for which the waiver of Withdrawal Charge applies. (See "Withdrawals.") After the five year period, withdrawals attributable to such purchase payments are not subject to the Withdrawal Charge.

In the event of the death of the Owner, the Company will waive the Withdrawal Charge with respect to any death benefits paid.

For a partial withdrawal, the Withdrawal Charge will be deducted from the remaining Withdrawal Value, if sufficient; otherwise it will be deducted from the amount withdrawn. For example, based on the 5% Withdrawal Charge, if the Owner requests $100 and the Withdrawal Charge is $5, the total withdrawal is in the amount of $105 (i.e., the Withdrawal Charge is 5% of the amount requested and is deducted from the Withdrawal Value remaining after the Owner is paid the amount requested). The amount deducted from the Contract Value will be determined by canceling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Contract Value. The Owner must specify in writing in advance which Units are to be canceled from each Sub-Account if other than the above method of cancellation is desired.

Commissions will be paid out of the Company's general investment account to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions and other compensation up to an amount equal to 5.75% of purchase payments. In addition, under certain circumstances, the Company may pay certain broker-dealers a persistency bonus which will take into account, among other factors, the length of time purchase payments have been held under the Contract and Contract Values. To the extent that the Withdrawal Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Premium (see below), to provide for any difference.

WAIVER OF WITHDRAWAL CHARGE

After the first Contract Year, a withdrawal of up to ten percent (10%) of aggregate purchase payments made within the five years preceding the request for withdrawal may be made free from the Withdrawal Charge on a noncumulative basis once each Contract Year if the Contract Value prior to the withdrawal exceeds $5,000.

DEDUCTION FOR MORTALITY AND EXPENSE RISK PREMIUM

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, a Mortality and Expense Risk Premium, the amount of which will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts as shown in the schedule below. The Mortality and Expense Risk Premium is equal, on an annual basis, to the following percentages of the daily net asset value of the Variable Account:

Mortality and Expense Risk Premium Breakpoints:

               Purchase Payment    Charge
---------------------------------  -------

          $50,000 - $999,999         1.25%
          $1,000,000 - $2,499,999    1.05%
          $2,500,000 - $4,999,999     .95%
          $5,000,000 - and over       .80%



The amount of the Mortality and Expense Risk Premium to be assessed by the Company may be established at a rate below .80% in certain circumstances where total purchase payments above $5,000,000 are projected.

The amount of the Mortality and Expense Risk Premium that is attributable to each type of risk is as follows:

          Total    Mortality   Expense
          Charge   Component   Component
-----------------  ---------   ----------

          1.25%         0.80%       0.45%
          1.05%         0.75%       0.30%
          0.95%         0.70%       0.25%
          0.80%         0.65%       0.15%



The amount of the Mortality and Expense Risk Premium is based on projected purchase payments over the first five years of plan participation in the Contracts and is determined at the time the employer establishes the program making the Contracts available to its employees in connection with the fringe benefit plan(s). In the event that actual purchase payments do not meet the projected amount over the first five years of plan participation in the Contracts, the amount of the Mortality and Expense Risk Premium will not be increased. It will remain at the same level at which it was initially established. Where projected purchase payments are from $50,000 - $999,999, the amount of the Mortality and Expense Risk Premium may be subsequently reduced under certain circumstances. (See "Reduction of Charges.")

The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant and to waive the Withdrawal Charge in the event of the death of the Owner. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Expense Charge.

If the Mortality and Expense Risk Premium is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge.

The Mortality and Expense Risk Premium is guaranteed by the Company and cannot be increased.

DEDUCTION FOR ADMINISTRATIVE EXPENSE CHARGE

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, an Administrative Expense Charge, the amount of which will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts as shown in the schedule below. The Administrative Expense Charge is equal, on an annual basis, to the following percentages of the daily net asset value of the Variable Account:

Administrative Expense Charge Breakpoints:

                  Purchase Payment      Charge
--------------------------------------  -------

               $50,000 - $2,499,999        .15%
               $2,500,000 - $4,999,999     .10%
               $5,000,000 - and over       .05%



The amount of the Administrative Expense Charge to be assessed by the Company may be established at a rate below .05% in certain circumstances where total purchase payments above $5,000,000 are projected.

The amount of the Administrative Expense Charge is based on projected purchase payments over the first five years of plan participation in the Contracts and is determined at the time the employer establishes the program making the Contracts available to its employees in connection with the fringe benefit plan(s).

This charge, together with the Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Variable Account. These expenses include but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of Owner records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

DEDUCTION FOR CONTRACT MAINTENANCE CHARGE

The Company deducts an annual Contract Maintenance Charge from the Contract Value on each Contract Anniversary. The amount of this charge will vary depending upon the total projected purchase payments to be made over the first five years of plan participation in the Contracts as shown in the schedule below. (In South Carolina, the Contract Maintenance Charge is the lesser of the applicable charge each year as set forth below or 2% of the Contract Value on the Contract Anniversary.)

Contract Maintenance Charge Breakpoints:

               Purchase Payment         Charge
--------------------------------------  -------

               $50,000 - $999,999       $    30
               $1,000,000 - $2,499,999  $    20
               $2,500,000 - $4,999,999  $    15
               $5,000,000 - and over    $    10



The amount of the Contract Maintenance Charge is based on projected purchase payments over the first five years of plan participation in the Contracts and is determined at the time the employer establishes the program making the Contracts available to its employees in connection with the fringe benefit plan(s). Where projected purchase payments are from $50,000 - $999,999, the amount of the Contract Maintenance Charge may be subsequently reduced under certain circumstances. (See "Reduction of Charges.")

This charge is to reimburse the Company for its administrative expenses (see above). This charge is deducted by canceling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Contract Value. When the Contract is withdrawn for its full Withdrawal Value, on other than the Contract Anniversary, the Contract Maintenance Charge will be deducted at the time of withdrawal. If the Annuity Date is not a Contract Anniversary, a pro rata portion of the annual Contract Maintenance Charge will be deducted. After the Annuity Date, the Contract
Maintenance Charge will be collected on a monthly basis and will result in a reduction of each Annuity Payment. The Company has set this charge at a level so that, when considered in conjunction with the Administrative Expense Charge (see above), it will not make a profit from the charges assessed for administration.

REDUCTION OF CHARGES

Where purchase payments during the first five years of plan participation in the Contracts are initially projected to be less than $1,000,000, the Company will reduce the amount of the Mortality and Expense Risk Premium and Contract Maintenance Charge where purchase payments subsequently exceed or are projected to exceed $1,000,000 as described below. The Mortality and Expense Risk Premium will be reduced from 1.25% to 1.05% and the Contract Maintenance Charge will be reduced from $30 to $20 if, within two years from the date purchase payments are initially received in connection with the fringe benefit plan, the purchase payments received or the combination of purchase payments received and purchase payments projected for the balance of the original five year period equal or exceed $1,000,000. The reductions in charges will take effect on the earlier of the following dates (a) within seven days following the date on which purchase payments are received such as to cause the aggregate purchase payments received in connection with the fringe benefit plan to equal or exceed $1,000,000 or (b) within seven days following the date on which the Company receives a request from the employer to review projected purchase payments based on additional projected employees and/or purchase payments being added which will cause the aggregate purchase payments made in connection with the fringe benefit plan to become equal to or exceed $1,000,000 during the first five years of plan participation in the Contracts.

DEDUCTION FOR PREMIUM TAXES

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to advance any premium taxes due at the time purchase payments are made and then deduct premium taxes from an Owner's Contract Value at the time annuity payments begin or upon withdrawal if the Company is unable to obtain a refund. The Company, however, reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 4%.

DEDUCTION FOR INCOME TAXES

While the Company is not currently maintaining a provision for federal income taxes with respect to the Variable Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

DEDUCTION FOR TRUST AND AMT EXPENSES

There are other deductions from and expenses paid out of the assets of the Trust and AMT which are described in the accompanying Trust and AMT Prospectuses.

DEDUCTION FOR TRANSFER FEE

Prior to the Annuity Date, an Owner may transfer all or part of a Sub-Account without the imposition of any fee or charge if there have been no more than 12 transfers made in the Contract Year. If more than 12 transfers have been made in the Contract Year, the Company will deduct a transfer fee which will be equal to $25 per transfer or, if less, 2% of the amount transferred. If the Owner is participating in the Dollar Cost Averaging program providing for the automatic transfer of funds from the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account to any other Sub-Account(s), such transfers are not currently taken into account in determining any transfer fee. (See "Purchase Payments and Contract Value - Dollar Cost Averaging.")

                                THE CONTRACTS

OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. Prior to the Annuity Date, the Owner is the person designated in the Application, unless changed. On and after the Annuity Date, the Annuitant is the Owner. Upon the death of the Annuitant, the Beneficiary is the Owner.

The Owner may change the Owner at any time. A change of Owner will automatically revoke any prior designation of Owner. A request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new designation of Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

ANNUITANT

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated in the Application, unless changed.

ASSIGNMENT

The Owner may, at any time during his or her lifetime, assign his or her rights under the Contract. The Company will not be bound by any assignment until written notice is received by the Company. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

BENEFICIARY

The Beneficiary is named in the Application, unless changed, and is entitled to receive the benefits to be paid at the death of the Owner.

Unless the Owner provides otherwise, the Death Benefit will be paid in equal shares or all to the survivor as follows:

     (1) to the primary Beneficiaries who survive the Owner's death; or if there are none,

     (2) to the contingent Beneficiaries who survive the Owner's death; or if there are none,

     (3)   to the estate of the Owner.

CHANGE OF BENEFICIARY

Subject to the rights of any irrevocable Beneficiary, the Owner may change the primary Beneficiary or contingent Beneficiary. A change may be made by filing a written request with the Company. The change will take effect as of the date the notice is signed. The Company will not be liable for any payment made or action taken before it records the change.

TRANSFERS OF CONTRACT VALUES DURING THE ACCUMULATION PERIOD

Prior to the Annuity Date, an Owner may transfer all or part of a Sub-Account without the imposition of any fee or charge if there have been no more than 12 transfers made in the Contract Year. If more than 12 transfers have been made in the Contract Year, the Company will deduct a transfer fee. If the Owner is participating in the Dollar Cost Averaging program providing for the automatic transfer of funds from the Van Kampen Merritt Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account to any other Sub-Account(s), such transfers are not taken into account in determining any transfer fee. (See "Charges and Deductions - Deduction for Transfer Fee" and "Purchase Payments and Contract Value - Dollar Cost Averaging.") After the Annuity Date, the Owner may make a transfer once in each Contract Year. (See "Transfers During the Annuity Period.") All transfers are subject to the following:

     (1) the deduction of any transfer fee that may be imposed ($25 per transfer or, if less, 2% of the amount transferred, for transfers if there have been more than 12 transfers in the Contract Year). The transfer fee will be deducted from the Sub-Account from which the transfer is made. However, if the entire interest in the Sub-Account is being transferred, the transfer fee will be deducted from the amount which is transferred.

     (2) The minimum amount which may be transferred is the lesser of (i) $1000; or (ii) the Owner's entire interest in the Sub-Account.

     (3) Transfers will be effected during the Valuation Period next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven (7) calendar days of the Annuity Date.

     (4) Any transfer direction must clearly specify the amount which is to be transferred and the Sub-Accounts which are to be affected.

     (5) The Company reserves the right at any time and without prior notice to any party including, but not limited to, the circumstances described in the "Suspension of Payments or Transfers" provision below, to terminate, suspend or modify the transfer privileges described above.

An Owner may elect to make transfers by telephone. If there are joint owners, unless the Company is informed to the contrary, instructions will be accepted from either one of the joint owners. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company tape records all telephone instructions.

DEATH OF THE ANNUITANT

Upon death of the Annuitant prior to the Annuity Date, the Owner must designate a new Annuitant. If no designation is made within 30 days of the death of the Annuitant, the Owner will become the Annuitant. An Owner which is a non-natural person may not change the Annuitant. If the Owner is a non-natural person, then the death of the Annuitant will be treated as the death of the Owner. (See "Death of the Owner" below.) Upon death of the Annuitant after the Annuity Date, the Death Benefit, if any, will be as specified in the Annuity Option elected.

DEATH OF THE OWNER

Upon death of the Owner prior to the Annuity Date, the Death Benefit will be paid to the Beneficiary designated by the Owner. The Death Benefit will be the greater of:

     1. the purchase payments, less any withdrawals and any applicable Withdrawal Charge; or

     2.  the Contract Value.

The Death Benefit will be determined and paid as of the Valuation Period next following the date of receipt by the Company of both due proof of death and an election for a single sum payment or election under an Annuity Option as of the date of death.

If  a  single sum payment is requested, the proceeds will be paid within seven
(7) days of receipt of proof of death and the election. Payment under an Annuity Option may only be elected during the sixty-day period beginning with the date of receipt of proof of death or a single sum payment will be made to the Beneficiary at the end of the sixty-day period.

The entire Death Benefit must be paid within five (5) years of the date of death unless:

      (i) the Beneficiary is the spouse of the Owner, in which event the Beneficiary will become the Owner and may elect that the Contract remain in effect; or

      (ii) the Beneficiary is not the spouse of the Owner, in which event the Beneficiary may elect to have the Death Benefit payable under an Annuity Option over the lifetime of the Beneficiary beginning within one year of the date of death.

The Contract can be held by joint owners. Any joint owner must be the spouse of the other owner. Upon the death of either joint owner, the surviving spouse will be the designated Beneficiary. Any other Beneficiary designated in the Application or as subsequently changed will be treated as a contingent Beneficiary unless otherwise indicated.

                              ANNUITY PROVISIONS

ANNUITY DATE AND ANNUITY OPTION

The Owner selects an Annuity Date and Annuity Option at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than the first day of the first calendar month following the Annuitant's 85th birthday. If no Annuity Option is elected, Option 2 with 10 years guaranteed payments will automatically be applied.

CHANGE IN ANNUITY DATE AND ANNUITY OPTION

Prior to the Annuity Date, the Owner may, upon at least thirty (30) days prior written notice to the Company, change the Annuity Date. The Annuity Date must always be the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than the first day of the calendar month following the Annuitant's 85th birthday.

The Owner may, upon at least thirty (30) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Option.

ALLOCATION OF ANNUITY PAYMENTS

At least seven (7) days, but not more than thirty (30) days, prior to the Annuity Date the Owner may elect that:

     (1) all of the Contract Value be used so that the Annuity will be paid as a Fixed Annuity; or

     (2) that a portion of the Contract Value be used to pay the Annuity as a Fixed Annuity and a portion of the Contract Value be used to pay the Annuity as a Variable Annuity.

However, if an election has not been made at least seven (7) days prior to the Annuity Date, the Annuity will be paid as a Variable Annuity in accordance with the allocation of the Contract Value on the Annuity Date.

TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, the Owner may transfer, by written request, Contract Values among the Sub-Accounts subject to the following:

     1. the Owner may make a transfer once each Contract Year between Sub-Accounts of the Variable Account.

     2. the Owner may, at any time, make a transfer from one or more Sub-Accounts so that all or a portion of the Annuity Payments are paid as a Fixed Annuity. The Owner may not make a transfer of amounts to be paid as Fixed Annuity Payments to the Variable Account.

ANNUITY OPTIONS

The actual dollar amount of Variable Annuity Payments is dependent upon (i) the Contract Value on the Annuity Date, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. The annuity tables contained in the Contract are based on a three percent (3%) assumed investment rate. If the actual net investment rate exceeds three percent (3%), payments will increase. Conversely, if the actual rate is less than three percent (3%), Annuity Payments will decrease. If a higher assumed investment rate was used, the initial payment would be higher, but the actual net investment rate would have to be higher in order for Annuity Payments to increase.

Variable Annuity Payments will reflect the investment performance of the Variable Account in accordance with the allocation of the Contract Value to the Sub-Account on the Annuity Date. Thereafter, allocations may not be changed except as provided in "Transfers During the Annuity Period", above. The total dollar amount of each Annuity Payment is the sum of the Variable Annuity Payment and the Fixed Annuity Payment reduced by the Contract Maintenance Charge (except in Oregon where the Fixed Annuity Payment is not reduced by the Contract Maintenance Charge).

The amount payable under the Contract may be made under one of the following options or any other option acceptable to the Company (except that if the Contract is purchased pursuant to a pension plan, Option 3 must be selected):

OPTION 1. LIFE ANNUITY.

An annuity payable monthly during the lifetime of the Annuitant. Payments cease at the death of the Annuitant.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED.

An annuity payable monthly during the lifetime of the Annuitant with the guarantee that, if at the death of the Annuitant, payments have been made for less than the selected guaranteed period, payments will be continued to the Beneficiary for the remainder of the guaranteed period. If the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he or she may elect to have the present value of the guaranteed Annuity Payments remaining, as of the date notice of death is received by the Company, commuted at the assumed investment rate.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY.

An annuity payable monthly during the joint lifetime of the Annuitant and another person. At the death of either Payee, Annuity Payments will continue to be made to the survivor Payee. The survivor's Annuity Payments will be equal to 100%, 66 2/3% or 50% of the amount payable during the joint lifetime, as chosen.

If no Annuity Option is elected, Option 2 with a 10 year guaranteed period will automatically be applied (except that with respect to Contracts purchased pursuant to pension plans, Option 3 is the only available option).

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Annuity Payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Option is less than $5,000 ($2,000, if the Contract is issued in Massachusetts or Texas), the Company has the right to pay the amount in one single lump sum. In addition, if the payments provided for would be or become less than $100 ($20, if the Contract is issued in Texas), the Company has the right to change the frequency of payments to provide payments of at least $100 ($20, if the Contract is issued in Texas).

                     PURCHASE PAYMENTS AND CONTRACT VALUE

PURCHASE PAYMENTS

The Contracts are purchased under a flexible purchase payment plan. The initial purchase payment is due on the Issue Date. Prior Company approval must be obtained for purchase payment(s) in excess of $1,000,000. The Company reserves the right to decline any Application or purchase payment. As indicated elsewhere, the Contracts described herein will be sold to fringe benefit plans. The minimum size for a plan is $50,000 of aggregate purchase payments anticipated over the first five Contract Years (including any rollovers). In the event that a plan participant chooses to make purchase payments through payroll deduction, such participant must make payments of at least $1,200 per year. Additional purchase payments by participants (other than participants utilizing payroll deduction) must be at least $2,000.

ALLOCATION OF PURCHASE PAYMENTS

Purchase payments are allocated to the appropriate Sub-Account(s) within the Variable Account as elected by the Owner. Unless elected otherwise by the Owner, subsequent purchase payments are allocated in the same manner as the initial purchase payment. Under certain circumstances, however, purchase payments which have been designated by prospective purchasers to be allocated to Sub-Accounts other than the Van Kampen Merritt Series Trust Money Market Sub-Account or the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account, may initially be allocated to the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account, as elected by the Owner. (See "Highlights.") For each Sub-Account, purchase payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

If the Application for a Contract is in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt. If the Application for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the Application and the purchase payment within five (5) business days. The Company will not retain a purchase payment for more than five (5) business days while processing an incomplete Application unless it has been so authorized by the purchaser.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which, if elected, permits an Owner to systematically transfer each month amounts from the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account to any other Sub-Account(s). By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations. The minimum amount which may be transferred is $500. An Owner must have a minimum of $6,000 of Contract Value in the Cova Series Trust Money Market Sub-Account, the Neuberger & Berman Advisers Management
Trust Liquid Asset Sub-Account or the General American Capital Company Money Market Sub-Account, or the amount required to complete the Owner's designated program, in order to participate in the Dollar Cost Averaging program.

All Dollar Cost Averaging transfers will be made on the 15th of each month (or the next Valuation Date if the 15th of the month is not a Valuation Date). If the Owner is participating in the Dollar Cost Averaging program, such transfers are not taken into account in determining any transfer fee. Under certain circumstances, there may be restrictions with respect to an Owner's ability to participate in the Dollar Cost Averaging program.

DISTRIBUTOR

Cova Life Sales Company ("Life Sales"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Contracts. Life Sales is an affiliate of the Company. The Contracts are offered on a continuous basis.

CONTRACT VALUE

The value of the Contract is the sum of the Owner's interest in the Sub-Accounts of the Variable Account. The value of each Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

ACCUMULATION UNIT

Purchase payments allocated to the Variable Account and amounts transferred to or within the Variable Account are converted into Accumulation Units. This is done by dividing each purchase payment by the value of an Accumulation Unit for the Valuation Period during which the purchase payment is allocated to the Variable Account or the transfer is made. The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. The Accumulation Unit value for any later Valuation Period is determined by subtracting (b) from (a) and dividing the result by (c) where:

     (a)  is the net result of

          (1) the assets of the Sub-Account; i.e., the aggregate value of the underlying Eligible Investment shares held at the end of such Valuation Period, plus or minus

          (2) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-Account;

     (b) is the cumulative unpaid charge for the Mortality and Expense Risk Premium and for the Administrative Expense Charge (see "Charges and Deductions" above); and

     (c) is the number of Accumulation Units outstanding at the end of such Valuation Period.

The Accumulation Unit value may increase or decrease from Valuation Period to Valuation Period. In that the Mortality and Expense Risk Premium and the Administrative Expense Charge vary in amount depending on the size of the projected purchase payments, Sub-Accounts may have more than one Accumulation Unit Value at any one time.

                                 WITHDRAWALS

While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Owner, allow the withdrawal of all or a portion of the Contract for its Withdrawal Value. Withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account of the Variable Account in the ratio that the Sub-Account Value bears to the total Contract Value. The Owner must specify in writing in advance which units are to be canceled if other than the above-mentioned method of cancellation is desired. The Company will pay the amount of any withdrawal within seven (7) days of receipt of a request, unless the "Suspension of Payments or Transfers" provision is in effect (see "Suspension of Payments or Transfers" below).

The Withdrawal Value is the Contract Value for the Valuation Period next following the Valuation Period during which a written request for withdrawal is received at the Company reduced by the sum of:

     (a)  any applicable taxes not previously deducted;

     (b)  any applicable Contract Maintenance Charge; and

     (c)  any applicable Withdrawal Charge.

Each partial withdrawal must be for an amount which is not less than $1,000 or, if smaller, the remaining value in the Sub-Account. The remaining value in each Sub-Account from which a partial withdrawal is requested must be at least $1,000 after the partial withdrawal is completed.

A partial withdrawal will be made as follows:

     (1) from the portion of the Contract Value equal to the amount of purchase payments held under the Contract for at least 5 years less prior withdrawals of these purchase payments; then

     (2) from the Contract Value attributable to an amount, if any, in excess of purchase payments made less prior withdrawals of purchase payments; then

     (3) from the Contract Value for which the Waiver of Withdrawal Charge, if any, applies (see "Waiver of Withdrawal Charge" on Page 13); then

     (4) from the portion of the Contract Value equal to the amount of purchase payments held under the Contract for less than 5 years less prior withdrawals of these purchase payments.

Certain tax withdrawal penalties and restrictions may apply to withdrawals from Contracts. (See "Tax Status.") For Contracts purchased in connection with 403(b) plans, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 591/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship.

However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Company reserves the right to suspend or postpone payments for withdrawals or transfers for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     (2)  trading on the New York Stock Exchange is restricted;

     (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

     (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners; provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

                           PERFORMANCE INFORMATION

MONEY MARKET AND LIQUID ASSET PORTFOLIOS

From time to time, the Company may advertise the "yield" and "effective yield" of the Money Market and Liquid Asset Sub-Accounts managed by Van Kampen American Capital Investment Advisory Corporation, Neuberger & Berman Management Incorporated and Conning Asset Management Company (collectively referred to as the "Money Market Sub-Accounts")of the Variable Account. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Accounts refers to the income generated by Contract Values in the Money Market Sub-Accounts over a seven-day period (which period will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Values in the Money Market Sub-Accounts. The "effective yield" is calculated similarly. However, when annualized, the income earned by Contract Values is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charge, but will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

OTHER PORTFOLIOS

From time to time, the Company may advertise performance data for the various other Portfolios under the Contract. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charges under the Contracts, but will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease. In that the Mortality and Expense Risk Premium and the Administrative Expense Charge vary in amount depending on the size of the projected purchase payments, there may be different Accumulation Unit Values within the same Sub-Account. (See "Purchase Payments and Contract Value - Accumulation Unit.")

Any advertisement will also include total return figures calculated as described in the Statement of Additional Information. The total return figures reflect the deduction of any applicable Contract Maintenance Charges and Withdrawal Charges, as well as any asset-based charges.

The Company may make available yield information with respect to some of the Portfolios. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any applicable Contract Maintenance Charge as well as any asset-based charges.

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Portfolios against established market indices such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Portfolio being compared. The Standard & Poor's 500 Stock Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Variable Account with the unit values of variable annuities issued through the separate accounts of other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Miami and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges.

Morningstar rates a variable annuity subaccount against its peers with similar investment objectives. Morningstar does not rate any subaccount that has less than three years of performance data.

                                  TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT
SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract.
The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amount equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Contracts described in this Prospectus are for use by individuals in connection with fringe benefit plans including Qualified Plans. (See "Qualified Plans.") Owners, Annuitants and Beneficiaries are cautioned that benefits under such plans may be subject to the terms and conditions of the related plan and trust documents regardless of the terms and conditions of the Contracts issued pursuant to such plan and trust documents. In addition, there may be certain tax consequences under Section 72 of the Code in connection with the purchase of a Contract by an Owner in connection with such plans. Purchasers should obtain competent tax advice prior to purchasing a Contract issued under a plan.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

The Company intends that all Portfolios of the Trust, General American Capital Company, and AMT underlying the Contracts will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Variable Account will cause the Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Variable Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, investment earnings on premiums for the Contracts will be taxed currently to the Contract Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person, nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be held by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or distributions for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or (c) the portion of the distribution that is not includible in gross income (i.e., the return of after-tax contributions). Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts.")

QUALIFIED PLANS

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts.")

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A.  TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B.   CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Corporate Pension and Profit-Sharing Plans) and 403(b) (Tax-Sheltered Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an Individual Retirement Annuity or to an eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order and (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the owner or Annuity (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Owner or Annuitant (as applicable) has been reemployed for at least 60 days.

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2 or retires, whichever is later. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $150,000 per year may be subject to an additional 15% excise tax unless an exemption applies.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                             FINANCIAL STATEMENTS

The consolidated financial statements of the Company have been included in the Statement of Additional Information. No financial statements for the Variable Account have been included herein because, as of the date of this Prospectus, the Variable Account had no assets.

                              LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Variable Account, the Distributor or the Company is a party.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                                  PAGE

Company.............................................................   3

Experts.............................................................   3

Legal Opinions......................................................   3

Distributor.........................................................   3

Yield Calculation for Money Market and Liquid Asset Sub-Accounts....   3

Performance Information.............................................   4

Annuity Provisions..................................................   5
     Variable Annuity...............................................   5
     Fixed Annuity..................................................   6
     Annuity Unit...................................................   6
     Net Investment Factor..........................................   6
     Mortality and Expense Guarantee................................   6

Financial Statements................................................   6


                                    PART B


                     STATEMENT OF ADDITIONAL INFORMATION

                INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED
                          VARIABLE ANNUITY CONTRACTS

                                  issued by

                 COVA VARIABLE ANNUITY ACCOUNT FOUR

                                     AND

            COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1997, FOR THE INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, (800) 831-LIFE.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1997.

                              TABLE OF CONTENTS

                                                                          PAGE

Company................................................................    3

Experts................................................................    3

Legal Opinions.........................................................    3

Distributor............................................................    3

Yield Calculation for Money Market and Liquid Asset Sub-Accounts.......    3

Performance Information................................................    4

Annuity Provisions.....................................................    5
  Variable Annuity.....................................................    5
  Fixed Annuity........................................................    6
  Annuity Unit.........................................................    6
  Net Investment Factor................................................    6
  Mortality and Expense Guarantee......................................    6

Financial Statements...................................................    6



                                   COMPANY

Information regarding the Company and its ownership is contained in the Prospectus.

                                   EXPERTS


The consolidated balance sheets of the Company as of December 31, 1996 and 1995 and the related consolidated statements of income, shareholder's equity and cash flows for the year ended December 31, 1996 and the periods from June 1, 1995 through December 31, 1995 and January 1, 1995 through May 31, 1995 and for the year ended December 31, 1994, included herein, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                                LEGAL OPINIONS

Legal matters in connection with the Contracts described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                                 DISTRIBUTOR

Cova Life Sales Company acts as the distributor. Cova Life Sales Company is an affiliate of the Company. The offering is on a continuous basis.


                      YIELD CALCULATION FOR MONEY MARKET
                        AND LIQUID ASSET SUB-ACCOUNTS

The Money Market and Liquid Asset Sub-Accounts of the Variable Account will calculate their current yields based upon the seven days ended on the date of calculation. As of December 31, 1996, the Liquid Asset Sub-Account and the Money Market Sub-Accounts had not yet commenced operations.

The current yields of the Money Market and Liquid Asset Sub-Accounts are computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Contract Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Premium, the Administrative Expense Charge and the Contract Maintenance Charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

The Money Market and Liquid Asset Sub-Accounts compute their effective compound yields according to the method prescribed by the Securities and Exchange Commission. The effective yields reflect the reinvestment of net income earned daily on Money Market or Liquid Asset Sub-Account assets.

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

The yields quoted should not be considered a representation of the yield of the Money Market or Liquid Asset Sub-Accounts in the future since the yield is
not  fixed.    Actual  yields  will  depend  not only on the type, quality and maturities of the investments held by the Money Market or Liquid Asset Sub-Accounts and changes in the interest rates on such investments, but also on changes in the Money Market or Liquid Asset Sub-Accounts' expenses during the period. Information may be useful in reviewing the performance of the Money Market and Liquid Asset Sub-Accounts and for providing a basis for comparison
with  other  investment  alternatives.    However, the Money Market and Liquid
Asset Sub-Accounts' yields fluctuate, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time. The yield information does not reflect the deduction of any applicable
Withdrawal  Charge at the time of the surrender.  (See "Charges and Deductions
- Deduction for Withdrawal Charge (Sales Load)" in the Prospectus.)

                           PERFORMANCE INFORMATION

From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a Mortality and Expense Risk Premium, an Administrative Expense Charge, the investment advisory fee for the underlying Portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:
                     n
             P(1 + T)  = ERV

     P  =  a hypothetical initial payment of $1,000
     T  =  average annual total return
     n  =  number of years
   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

In addition to total return data, the Company may include yield information in its advertisements. For each Sub-Account (other than the Money Market and Liquid Asset Sub-Accounts) for which the Company will advertise yield, it will show a yield quotation based on a 30 day (or one month) period ended on the date of the most recent balance sheet of the Variable Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                               6
       Yield = 2 [ ( a-b  + 1 )    - 1]
                     ---
                     cd

Where:

        a = Net investment income earned during the period by the Trust or AMT attributable to shares owned by the Sub-Account.

        b =  Expenses accrued for the period (net of
             reimbursements).

        c = The average daily number of Accumulation Units outstanding during the period.

        d = The maximum offering price per Accumulation Unit on the last day of the period.



The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge.

Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of the Sub-Account's total return or yield for any period should not be considered as a representation of what an investment may earn or what an Owner's total return or yield may be in any future period.

                              ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable Sub-Account(s) of the Variable Account. At the Annuity Date, the Contract Value in each Sub-Account will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

     (1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number
of  Annuity  Units  for  each  monthly  payment.   The number of Annuity Units
remains fixed during the Annuity Payment period.

     (2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Variable Account. If elected by the Owner at least 7 days, but not more than 30 days, prior to the Annuity Date, a portion of the Contract Value will be used to determine the Fixed Annuity monthly payment. The first monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY UNIT

The value of an Annuity Unit for each Sub-Account was arbitrarily set initially at $10. This was done when the first Eligible Investment shares were purchased. The Sub-Account Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the Sub-Account Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit Value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR

The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing:

     (a) the Accumulation Unit value as of the close of the current Valuation Period, by

     (b) the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

                             FINANCIAL STATEMENTS

The consolidated financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.



COVA FINANCIAL SERVICES
LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Financial Statements

December 31, 1996, 1995 and 1994

(With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
Cova Financial Services Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Cova Financial Services Life Insurance Company and subsidiaries (a wholly owned subsidiary of Cova Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholders equity and cash flows for the year ended December 31, 1996 and the period from June 1, 1995 to December 31, 1995 (Successor periods), and from January 1, 1995 to May 31, 1995, and for the year ended December 31, 1994 (Predecessor periods). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Services Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the Successor periods, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned Predecessor consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the Predecessor periods presented, in conformity with generally accepted accounting principles.






St. Louis, Missouri
March 7, 1997

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets

December 31, 1996 and 1995
(In thousands of dollars)


                 ASSETS                                       1996
1995

Investments:
  Debt securities available for sale at market
(cost of $952,817 in 1996 and $583,868 in 1995)       $  949,611  $  594,556
  Mortgage loans (net)                                   244,103      77,472
  Policy loans                                            22,336      19,125
  Short-term investments at cost which approximates
    market                                                 4,404       7,859
                                                      ----------  ----------

Total investments                                      1,220,454     699,012
                                                      ----------  ----------

Cash and cash equivalents - interest bearing              38,322      59,312
Cash - non-interest bearing                                5,501       2,944
Receivable from sale of securities                         1,064          --
Accrued investment income                                 15,011       9,116
Deferred policy acquisition costs                         49,833      14,468
Present value of future profits                           46,389      38,155
Goodwill                                                  20,849      23,358
Federal and state income taxes recoverable                 1,461         397
Deferred tax benefits (net)                               13,537      13,556
Receivable from OakRe                                  1,973,813   2,391,982
Reinsurance receivables                                    3,504       8,891
Other assets                                               2,205       2,425
Separate account assets                                  641,871     410,449
                                                      ----------  ----------

Total Assets                                          $4,033,814  $3,674,065
                                                      ==========  ==========

See accompanying notes to consolidated financial statements.
(continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets (Continued)

December 31, 1996 and 1995
(In thousands of dollars)


LIABILITIES AND SHAREHOLDERS EQUITY                   1996         1995

Policyholder deposits                         $3,135,325   $3,033,763
Future policy benefits                            32,342       28,071
Payable on purchase of securities                 15,978        5,327
Accounts payable and other liabilities            19,764       20,143
Future purchase price payable to OakRe            16,051       23,967
Guaranty fund assessments                         12,409       14,259
Separate account liabilities                     626,901      410,449
                                              -----------  -----------

Total Liabilities                              3,858,770    3,535,979
                                              -----------  -----------

Shareholders equity:
  Common stock, $2 par value.  (Authorized
5,000,000 shares; issued and outstanding
2,899,446 shares in 1996 and 1995)                 5,799        5,799
  Additional paid-in capital                     166,491      129,586
  Retained earnings                                3,538          (63)
  Net unrealized appreciation/(depreciation)
    on securities, net of tax                       (784)       2,764
                                              -----------  -----------

Total Shareholders Equity                        175,044      138,086
                                              -----------  -----------

Total Liabilities and Shareholders Equity     $4,033,814   $3,674,065
                                              ===========  ===========


See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Income

Years ended December 31, 1996, 1995, and 1994
(In thousands of dollars)

                                                       THE COMPANY             PREDECESSOR
                                                             7 MONTHS      5 MONTHS
                                                               ENDED        ENDED
                                                    1996      12/31/95     5/31/95       1994

Revenues:
  Premiums                                          $ 3,154  $   921   $   1,097   $    2,787
  Net investment income                              70,629   24,188      92,486      277,616
  Net realized gain (loss) on sale of investments       472    1,324     (12,414)    (101,361)
  Separate Account charges                            7,205    2,957       1,818        3,992
  Other income                                        1,320      725       1,037        2,713
                                                    -------  --------  ----------  -----------

Total revenues                                       82,780   30,115      84,024      185,747
                                                    -------  --------  ----------  -----------

Benefits and expenses:
  Interest on policyholder deposits                  50,100   17,706      97,867      249,905
  Current and future policy benefits                  5,130    1,785       1,830        5,259
  Operating and other expenses                       14,573    7,126      12,777       24,479
  Amortization of purchased intangible assets         2,332    3,030          --           --
  Amortization of deferred acquisition costs          4,389      100      11,157      125,357
                                                    -------  --------  ----------  -----------

Total Benefits and Expenses                          76,524   29,747     123,631      405,000
                                                    -------  --------  ----------  -----------

Income/(loss) before income taxes                     6,256      368     (39,607)    (219,253)
                                                    -------  --------  ----------  -----------
Income Taxes:
  Current                                             1,740    1,011     (16,404)     (46,882)
  Deferred                                              915     (580)      6,340      (30,118)
                                                    -------  --------  ----------  -----------

Total income tax expense/(benefit)                    2,655      431     (10,064)     (77,000)
                                                    -------  --------  ----------  -----------

Net Income/(Loss)                                   $ 3,601  $   (63)  $ (29,543)  $(142,253))
                                                    =======  ========  ==========  ===========


See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Shareholders Equity

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)

                                                     THE COMPANY                PREDECESSOR
                                                             7 MONTHS      5 MONTHS
                                                              ENDED          ENDED
                                                     1996    12/31/95       5/31/95     1994

Common stock ($2 par value common stock;
  Authorized 5,000,000 shares; issued and
    outstanding 2,899,446 in 1996, 1995 and 1994
      Balance at beg. of period)                   $  5,799   $  5,799   $  5,799   $   5,632
  Par value of additional shares issued                  --         --         --         167
                                                   ---------  ---------             ----------

Balance at end of period                              5,799      5,799      5,799       5,799
                                                   ---------  ---------  ---------  ----------

Additional paid-in capital:
  Balance at beginning of period                    129,586    137,749    136,534     120,763
Adjustment to reflect purchase acquisition
  indicated in note 2                                    --    (52,163)        --          --
Capital contribution                                 36,905     44,000      1,215      15,771
                                                   ---------  ---------  ---------  ----------

Balance at end of period                            166,491    129,586    137,749     136,534
                                                   ---------  ---------  ---------  ----------

Retained earnings/(deficit):
  Balance at beginning of period                        (63)   (36,441)     1,506     143,759
Adjustment to reflect purchase acquisition               --     36,441         --          --
   indicated in note 2
 Net income/(loss)                                    3,601        (63)   (29,543)   (142,253)
 Dividends to shareholder                                --         --     (8,404)         --
                                                   ---------  ---------  ---------  ----------

Balance at end of period                           $  3,538   $    (63)  $(36,441)  $   1,506
                                                   ---------  ---------  ---------  ----------

See accompanying notes to consolidated financial statements.
(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Shareholders Equity (Continued)

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                          THE COMPANY            PREDECESSOR
                                                                 7 MONTHS   5 MONTHS
                                                                   ENDED     ENDED
                                                         1996    12/31/95   5/31/95     1994

Net unrealized appreciation/(depreciation)of   securities:
 Balance at beginning of period                                 2,764   $(28,837)  $ (65,228)  $    (321)
 Adjustment to reflect purchase acquisition
   indicated in note 2                                             --     28,837          --          --
 Implementation of change in accounting for
    marketable debt and equity securities,
      net of effects of deferred taxes
       of $18,375 and deferred acquisition
          costs of $42,955                                         --         --          --      34,125
 Change in unrealized appreciation/(depreciation)
    of debt and equity securities                             (13,915)    10,724     178,010    (357,502)
 Change in deferred Federal income taxes                        1,910     (1,489)    (18,458)     53,324
 Change in deferred acquisition costs attributable
    to unrealized losses/(gains)                                1,561         --    (123,161)    205,146
 Change in present value of future profits
    attributable to unrealized losses/(gains)                   6,896     (6,471)         --          --
                                                             ---------  ---------              ----------
 Balance at end of period                                        (784)     2,764     (28,837)    (65,228)
                                                             ---------  ---------  ----------  ----------

 Total Shareholders Equity                                   $175,044   $138,086   $  78,270   $  78,611
                                                             =========  =========  ==========  ==========

See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                      THE COMPANY            PREDECESSOR
                                                            7 MONTHS    5 MONTHS
                                                              ENDED       ENDED
                                                  1996       12/31/95    5/31/95      1994


Cash flows from operating activities:
  Interest and dividend receipts                 $  68,622   $  18,744   $  131,439   $   309,856
  Premiums received                                  3,154         921        1,097         2,787
  Insurance and annuity benefit payments            (3,729)     (2,799)      (1,809)       (3,755)
  Operating disbursements                          (17,158)    (10,480)      (9,689)      (26,023)
  Taxes on income refunded (paid)                   (3,016)         60       48,987        17,032
  Commissions and acquisition costs paid           (36,735)    (17,456)     (23,872)      (26,454)
  Other                                                937         529        1,120           836
                                                 ----------  ----------  -----------  ------------

Net cash provided by/(used in) operating
  activities                                        12,075     (10,481)     147,273       274,279
                                                 ----------  ----------  -----------  ------------

Cash flows from investing activities:
  Cash used for the purchase of investment
    securities                                    (715,274)   (875,994)    (575,891)   (1,935,353)
  Proceeds from investment securities sold and
    matured                                        262,083     253,814    2,885,053     3,040,474
  Other                                            (14,166)        179       (8,557)       (8,185)
                                                 ----------  ----------  -----------  ------------

Net cash provided by/(used in) investing
  activities                                     $(467,357)  $(622,003)  $2,300,605   $ 1,096,936
                                                 ----------  ----------  -----------  ------------

See accompanying notes to consolidated financial statements.
(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows (Continued)

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                     THE COMPANY             PREDECESSOR
                                                            7 MONTHS     5 MONTHS
                                                              ENDED        ENDED
                                                  1996       12/31/95     5/31/95     1994

Cash flows from financing activities:
  Policyholder deposits                      $ 446,784   $ 132,752   $    130,660   $  274,960
  Transfers from/(to) OakRe                    574,010     628,481     (3,048,531)          --
  Transfer to Separate Accounts               (119,592)    (37,946)        (4,835)     (33,548)
  Return of policyholder deposits             (491,025)   (436,271)      (290,586)    (608,868)
  Dividends to Shareholder                          --          --         (8,404)          --
  Capital contributions received                20,000      44,000          1,215       15,938
                                             ----------  ----------  -------------  -----------

Net cash provided by/(used in) financing
  activities                                   430,177     331,016     (3,220,481)    (351,518)
                                             ----------  ----------  -------------  -----------

Increase/(decrease) in cash and cash
  equivalents                                  (25,105)   (301,468)      (772,603)   1,019,697

Cash and cash equivalents at beginning of
  period                                        62,256     363,724      1,136,327      116,630
CFLIC contributed cash (Note 9)                  6,672          --             --           --
Cash and cash equivalents at end of period   $  43,823   $  62,256   $    363,724   $1,136,327
                                             ==========  ==========  =============  ===========


See accompanying notes to consolidated financial statements.

(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows, Continued
(In thousands of dollars)

                                                       THE COMPANY          PREDECESSOR
                                                              7 MONTHS   5 MONTHS
                                                                ENDED      ENDED
                                                    1996      12/31/95    5/31/95    1994

Reconciliation of net income/(loss)to net cash
 provided by operating activities:
   Net income/(loss)                                 $  3,601   $    (63)  $(29,543)  $(142,253)
   Adjustments to reconcile net income/(loss)
     to net cash provided by operating activities:
       Increase/(decrease) in future policy
         benefits (net of reinsurance)                    680     (1,013)        11       1,494
       Increase/(decrease) in payables and accrued
           liabilities                                  2,900       (392)   (10,645)      3,830
       Decrease/(increase) in accrued investment
           income                                      (4,778)    (7,904)    32,010      21,393
       Amortization of intangible assets                6,721      3,831     11,309     125,722
       Amortization and accretion of securities
           premiums and discounts                       2,751        307      2,410       3,635
       Recapture commissions paid to OakRe             (4,483)    (4,777)        --          --
       Net realized losson sale of
           investments                                   (472)    (1,324)    12,414     101,361
       Interest accumulated on policyholder
           deposits                                    50,100     17,706     97,867     249,905
       Investment expenses paid                         1,151        642      2,373       7,296
       Decrease/(Increase)in guaranty assessments          --       (104)     5,070        (935)
       Increase/(decrease) in current and deferred
           Federal income taxes                          (351)       491     38,923     (59,263)
       Separate account net loss                       (2,008)         1          1           2
       Deferral of acquisition costs                  (34,803)   (14,568)   (13,354)    (30,024)
       Other                                           (8,934)    (3,314)    (1,573)     (7,884)
                                                                           ---------  ----------

Net cash provided by operating activities            $ 12,075   $(10,481)  $147,273   $ 274,279
                                                     =========  =========  =========  ==========

See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

December 31, 1996, 1995 and 1994

(1)  NATURE OF BUSINESS AND ORGANIZATION

     NATURE OF THE BUSINESS

Cova Financial Services Life Insurance Company (CFSLIC) and subsidiaries (the Company), formerly Xerox Financial Services Life Insurance Company (the Predecessor), market and service single premium deferred annuities, immediate annuities, variable annuities, and single premium whole-life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain Federal income tax penalties on withdrawals.

Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms and banks, approximately 66%, 59% and 57% of the companies sales have been through two specific brokerage firms, A.G. Edwards & Sons, Incorporated. and Edward Jones & Company in 1996, 1995 and 1994, respectively.

     ORGANIZATION

Prior to June 1, 1995 Xerox Financial Services, Inc. (XFSI) owned 100% or 2,899,446 shares of the Predecessor. XFSI is a wholly owned subsidiary of Xerox Corporation.

On June 1, 1995 XFSI sold 100% of the issued and outstanding shares of the Predecessor to Cova Corporation, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company, in exchange for approximately $91.4 million in cash and $22.7 million in future payables. In conjunction with this Agreement, the Predecessor also entered into a financing reinsurance transaction that caused OakRe Life Insurance Company(OakRe),a subsidiary of the Predecessor, to assume the economic benefits and risks of the existing single premium deferred annuity deposits (SPDAs) of Cova Financial Services Life Insurance Company, which had an aggregate carrying value at June 1, 1995 of $2,982.0 million. In exchange, the Predecessor transferred specifically identified assets to OakRe with a market value at June 1, 1995 of $2,986.0 million. Ownership of OakRe was retained by XFSI subsequent to the sale of the Predecessor and other affiliates. The Receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods (which will be substantially expired in four years) by the transfer of cash in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.




COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ending December 31, 1996 and 1995.

In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing and administrative capabilities of the Company, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

The Company owns 100% of the outstanding shares of First Cova Life Insurance Company (a New York domiciled insurance company) (FCLIC) and Cova Financial Life Insurance Company (a California domiciled insurance company) (CFLIC). Ownership of Cova Financial Life Insurance Company was obtained on December
31, 1996 as the result of a capital contribution by Cova Corporation. The Company has presented the consolidated financial position and results of operations for its subsidiaries from the dates of actual ownership (see note
9).

(2)  CHANGE IN ACCOUNTING

Upon closing the sale, the Company restated its financial statements in accordance with "push down purchase accounting", which allocates the net purchase price for the Company and its then sole subsidiary FCLIC of $91.4 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing, however, these allocations were not finalized until 1996. The table below summarizes the final allocation of purchase price:

(In Millions)

                                                   June 1, 1995
                                   --------------
Assets acquired:
  Debt securities                  $         32.4
  Policy loans                               18.3
  Cash and cash equivalents                 363.7
  Present value of future profits            47.4
  Goodwill                                   20.5
  Deferred tax benefit                       24.9
  Receivable from OakRe                   2,969.0
  Other assets                                5.9
  Separate account assets                   332.7
                                   --------------
                                          3,814.8
                                   --------------
Liabilities assumed:
  Policyholder deposits                   3,299.2
  Future policy benefits                     27.2
  Future purchase price payable              22.7
  Deferred Federal income taxes              12.6
  Other liabilities                          29.0
  Separate account liabilities              332.7
                                   --------------
                                          3,723.4
                                   --------------
Adjusted purchase price            $         91.4
                                   ==============

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In addition to revaluing all material tangible assets and liabilities to their respective estimated market values as of the closing date of the sale, the Company also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased and reinsured business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholders equity of $13.1 million in 1995 reflecting the application of push down purchase accounting. The Companys consolidated financial statements subsequent to June 1, 1995 reflect this new basis of accounting.

All amounts for periods ended before June 1, 1995 are labeled Predecessor and are based on predecessor historical costs. The periods ending on or after such date are labeled The Company, and are based on the new cost basis of the Company or fair values at June 1, 1995 and subsequent results of operations.

(3)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     SECURITIES

Investments in all debt securities and those equity securities with readily determinable market values are classified into one of three categories: held-to-maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt and equity securities at December 31, 1996 and 1995 were classified as available-for-sale. Securities available-for-sale are carried at market value, with unrealized holding gains and losses reported as a separate component of stockholders equity, net of deferred effects of income tax and related effects on deferred acquisition costs.

Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income. Gains or losses on financial future or option contracts which qualify as hedges of investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

     MORTGAGE LOANS AND OTHER INVESTED ASSETS

Mortgage loans and policy loans are carried at their unpaid principal balances. Real estate is carried at cost less accumulated depreciation. Other invested assets are carried at lower of cost or market.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards No. 114, Accounting by Creditors for Impairment of a Loan (SFAS 114), indicate a likelihood of loss. Prior to 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan.

In 1995, the Company adopted Statement of Financial Accounting Standards No. 118, Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures (SFAS 118). SFAS 118 amends SFAS 114, providing clarification of income recognition issues and requiring additional disclosures relating to impaired loans. The adoption of SFAS 114 and 118 had no effect on the Companys financial position or results of operations at or for the period ended December 31, 1995. The Company had no impaired loans, but did establish a valuation allowance for potential losses on mortgage loans of $88 thousand at December 31, 1996.

Prior to 1995, when an investment supported by real estate collateral was deemed "in-substance" foreclosed, the investment was reclassified as real estate and recorded at its fair value, with any reduction in carrying value recorded as a realized loss. The change in this valuation was recorded as a realized capital gain or loss in the statements of income.

     CASH AND CASH EQUIVALENTS

Cash and cash equivalents include currency and demand deposits in banks, US Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

SEPARATE ACCOUNT ASSETS

The separate account investments are assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are valued at fair market value.

In order to provide for optimum policyholder returns, and to allow for the replication of the investment performance of existing cloned mutual funds, the Company has periodically transferred capital to the separate account to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. As of December 31, 1996, approximately $15.0 million of capital investments remained within the separate accounts.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred.
 These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity.

The components of deferred policy acquisition costs are shown below. The effects on deferred policy acquisition costs of the consolidation of CFLIC (see note 9) with the Company are presented separately.



                                              THE COMPANY             PREDECESSOR
                                                      7 MONTHS    5 MONTHS
                                                        ENDED       ENDED
(In Thousands)                    1996     12/31/95    5/31/95      1994

Deferred policy acquisition costs,
  beginning of period                       $14,468   $ 92,398   $ 213,362   $ 146,504
Effects of push down purchase
  accounting                                     --    (92,398)         --          --
Commissions and expenses deferred            34,803     14,568      13,354      30,025
Amortization                                 (4,389)      (100)    (11,157)   (125,357)
Deferred policy acquisition costs
 attributable to unrealized gains/(losses)    1,561         --    (123,161)    162,190
Effects on deferred policy acquisition
  costs of CFLIC consolidation                3,390         --          --          --
                                            --------
Deferred policy acquistion costs,
  end of period                             $49,833   $ 14,468   $  92,398   $ 213,362
                                            ========  =========  ==========  ==========


     PURCHASE RELATED INTANGIBLE ASSETS AND LIABILITIES

In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date:

     PRESENT VALUE OF FUTURE PROFITS

As of June 1, 1995 the Company established an intangible asset which represents the present value of future profits to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pre-tax rate of 18% (12% net after tax).

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of present value of future profits will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, are projected to be 6.8%, 5.8%, 4.6%, 4.5% and 4.7% for the years ended December 31, 1997 through 2001, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a re-allocation of the net purchased intangible asset between present value of future profits, goodwill and the future payable. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996. No restatement of the June 1, 1995 opening Balance Sheet was made.

The components of present value of future profits are below. The effects on present value of future profits of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                        The Company
                                                                             7 Months
Ended
(In Thousands)                                                        1996
12/31/95

Present value of future profits - beginning of period               38,155    46,709
Interest added                                                       3,274     1,941
Net amortization                                                    (3,747)   (4,024)
Present value of future profits attributable to unrealized gains     6,896    (6,471)
Adjustment due to revised push down purchase accounting                698        --
Effects on present value of future profits of CFLIC consolidation    1,113        --
Present value of future profits - end of period                    $46,389   $38,155

                                                                Future payable

    Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force into the next guarantee period, the Company will pay a commission to OakRe of
        1.75% up to 40% of policy account values originally reinsured and 3.5% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.
                                                                   (continued)

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

   The Company has recorded a future payable that represents the present value ofthe anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.5%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement.  The Company expects that this payable will be substantially extinguished by the year 2000.

   The components of this future payable are below.  The effects on the future payable of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                              The Company
                                                                 7 Months
Ended
(In Thousands)                                              1996     12/31/95

Future payable - beginning of period                     $23,967   $27,797
Interest added                                               943       947
Payments to OakRe                                         (4,483)   (4,777)
Adjustment due to revised push down purchase accounting   (5,059)       --
Effects on future payable of CFLIC consolidation             683        --
                                                         --------
Future payable - end of period                           $16,051   $23,967
                                                         ========  ========

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

                                                                      Goodwill

     Under the push down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as Goodwill.  The Company has elected to amortize goodwill on the straight line basis over a 20 year period. The components of goodwill are below. The effects on goodwill of the consolidation of CFLIC (see note 9) with the Company are presented separately.



(In Thousands)                                                   The Company
                                                          --------------------
                                                                                 7 Months Ended
                                                                         1996          12/31/95
                                                                                ----------------
Goodwill - beginning of period                            $            23,358   $        24,060
Amortization                                                             (916)             (702)
Adjustment due to revised push down purchase accounting
                                                                       (3,626)               --
Effects on goodwill of CFLIC consolidation                              2,033                --
                                                          --------------------

Goodwill - end of period                                  $            20,849   $        23,358


     Deferred Tax Assets and Liabilities

XFSI and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code
Section 338(h)(10). As a result of that election, the tax basis of the Companys assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $35.3 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

     POLICYHOLDER DEPOSITS

The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Companys policyholder deposits as of December 31, 1996 was 5.77%.

     FUTURE POLICY BENEFITS

Reserves are held for future annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.
COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     PREMIUM REVENUE

The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks.

The Company currently assesses no explicit life insurance premium for its commitment to make payments in excess of its recorded liability that are contingent upon policyholder mortality. Benefits paid in excess of the recorded liability are recognized when incurred as the amounts are not material to the financial statements.

Amounts collected on policies not subject to any mortality or longevity risk are recorded as increases in the policyholder deposits liability.

     FEDERAL INCOME TAXES

Prior to June 1,1995 the revenues and expenses of the Predecessor were included in a consolidated Federal income tax return with its parent company and other affiliates. Allocations of Federal income taxes were based upon separate return calculations.

Subsequent to June 1, 1995, the Company filed its own separate income tax return, independent from its ultimate parent, GALIC.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income to the period that includes the enactment date.

     RISKS AND UNCERTAINTIES

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

The following elements of the consolidated financial statements are most affected by the use of estimates and assumptions:

      -   Investment market valuation
      -   Amortization of deferred policy acquisition costs
      -   Amortization of present value of future profits
      -   Recoverability of Goodwill

The market value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

The amortization of deferred acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

In a similar manner, the amortization of present value of future profits is based on estimates of long-term future profits from existing and recaptured policies.

These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

In accordance with Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of (SFAS 121), which was adopted by the Company in the fourth quarter of 1995, the Company has considered the recoverability of Goodwill and has concluded that no circumstances have occurred which would give rise to impairment of Goodwill for the period ending December 31, 1996.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standard No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS #107) applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS #107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because a value of a business is also based upon its anticipated earning power, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The Predecessor adopted Statement of Financial Accounting Standard No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" (SFAS #119), as of December 31, 1994. SFAS #119 requires increased disclosures about derivative financial instruments including the amount, nature, and terms of all derivative financial instruments as well as disclosure of the purposes for which derivative financial instruments are held, end-of-period fair values and any net gains or losses arising from trading of derivative financial instruments.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS
     AND ACCRUED INVESTMENT INCOME:

The carrying values amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered "available for sale."

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     INVESTMENT SECURITIES (INCLUDING MORTGAGE-BACKED SECURITIES):

Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. (See note 4 for fair value disclosures). Fair values for mortgages are based on management estimates and incorporate independent appraisals of underlying real property. As of December 31, 1996, fair value of the Companys mortgage loans are equivalent to their carrying value.

    INTEREST RATE SWAPS AND FINANCIAL FUTURES CONTRACTS:

The fair value of interest rate swaps and financial futures contracts are the amounts the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Amounts are based on quoted market prices or pricing models or formulas using current assumptions. (See note 6 for fair value disclosures).

     INVESTMENT CONTRACTS:

The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (Policyholder Deposits) are estimated as the amount payable on demand. As of December 31, 1996 and 1995 the cash surrender value of policyholder funds on deposit were approximately $29.1 million and $2.2 million less than their stated carrying value, respectively. Of the contracts permitting surrender, 90% provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

All of the Company's deposit obligations are fully guaranteed by the acquirer, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

     REINSURANCE:

The impact of reinsurance on the December 31, 1996 financial statements is not considered material.

The financing reinsurance agreement entered into with OakRe does not meet the conditions for reinsurance accounting under Generally Accepted Accounting Principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

     OTHER

Certain 1994 and 1995 amounts have been reclassified to conform to the 1996 presentation.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

(4)  INVESTMENTS

The Company's investments in debt and equity securities are considered available for sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder equity. The carrying value and amortized cost of investments at December 31, 1996 and 1995 were as follows:

                                                           1996
                                                       GROSS      GROSS     ESTIMATED
                                          CARRYING   UNREALIZED UNREALIZED    FAIR
AMORTIZED
                                            VALUE       GAINS    LOSSES      VALUE       COST
                                                (in thousands of dollars)

Debt Securities:
  US. Government Treasuries              $    7,175  $   29     ($50)  $    7,175  $    7,196
  Collateralized mortgage obligations       382,335     985   (2,721)     382,335     384,071
  Corporate, state, municipalities, and
    political subdivisions                  560,101   3,971   (5,427)     560,101     561,557

Total debt securities                       949,611   4,985   (8,198)     949,611     952,824

Mortgage loans                              244,103      --       --      244,103     244,103
Policy loans                                 22,336      --       --       22,336      22,336
Short term investments                        4,404      21       --        4,404       4,383

Total investments                        $1,220,454  $5,006  ($8,198)  $1,220,454  $1,223,646
Companys beneficial interest in
 separate accounts                       $   14,970      --       --   $   14,970          --


                                                                                     1995
                                                        GROSS      GROSS     ESTIMATED
                                           CARRYING  UNREALIZED  UNREALIZED    FAIR
AMORTIZED
                                             VALUE     GAINS      LOSSES      VALUE
COST
                                                 (in thousands of dollars)

Debt Securities:
  US. Government Treasuries              $  4,307  $   156        --   $  4,307  $  4,151
  Collateralized mortgage obligations     252,148    4,344  $   (237)   252,148   248,041
  Corporate, state, municipalities, and
    political subdivisions                338,101    7,261      (836)   338,101   331,676
                                         --------  -------  ---------  --------  --------

Total debt securities                     594,556   11,761    (1,073)   594,556   583,868
                                         --------  -------  ---------  --------  --------

Mortgage loans                             77,472       --        --     77,472    77,472
Policy loans                               19,125       --        --     19,125    19,125
Short term investments                      7,859       36        --      7,859     7,823
                                         --------  -------  ---------  --------  --------

Total investments                        $699,012  $11,797  $ (1,073)  $699,012  $688,288
                                         ========  =======  =========  ========  ========

As of December 31, 1996, the Company had no impaired investments. The Company did establish a valuation allowance for potential losses on mortgage loans of $88 thousand as of December 31, 1996.


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements


The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

                                                 1996
                                                    ESTIMATED
                                          AMORTIZED   MARKET
                                            COST      VALUE

(in thousands of dollars)
Due after one year through five years    $233,232  $234,493
Due after five years through ten years    283,884   281,155
Due after ten years                        51,630    51,628
Mortgage-backed securities                384,078   382,335

Total                                    $952,824  $949,611

At December 31, 1996, approximately 98.7% of the Company's debt securities are investment grade or are non-rated but considered to be of investment grade.
Of the 1.3% non-investment grade debt securities, all are rated as BB+.


Included in debt securities in 1994 and the first five months of 1995 are investments in interest-only mortgage-backed stripped securities (IOs) and similar IOettes. Accounting for investments in "high risk" (interest only) collateralized mortgage obligations (CMOs), is in accordance with the provisions of EITF Nos. 89-4 and 93-18. An effective yield is calculated for each high risk CMO based on the current amortized cost of the investment and the current estimate of future cash flow. The recalculated effective yield is used to record interest income in subsequent periods (the "prospective method"). If the anticipated cash flow for any "high risk" CMO discounted at the comparable risk-free rate is less than the unamortized cost, an impairment loss is recorded and the unamortized cost adjusted. The write-down is treated as a realized loss. Write-downs of $3,341,163 were recorded in 1994. No IOs or IOettes were held by the Company at December 31, 1996 or 1995. The weighted average of the effective yield that was used to accrue interest income in 1994 was 11.88%.

The Company participates in a securities lending program whereby certain securities are loaned to third parties, primarily major brokerage firms. The agreement with a custodian bank facilitating such lending requires a minimum of 102% of the initial market value of the domestic loaned securities to be maintained in a collateral pool. To further minimize the credit risk related to this lending program, the Company monitors the financial condition of the counter parties to these agreements. Securities loaned at December 31, 1996 had market values totaling $16,612,411. Cash, letters of credit, and government securities of $17,251,070 was held by the custodian bank as collateral to secure this agreement. Income on the Companys security lending program in 1996 was immaterial.

No debt securities were non-income producing during the years ended December 31, 1996 and 1995.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

Information related to troubled debt restructurings during 1994 is as follows:

                                                                       THE
PREDECESSOR
                                                    DEBT      MORTGAGE
                                                 SECURITIES    LOANS     TOTAL
                                                   (in thousands of dollars)

Aggregate carrying value at December 31, 1994  $3,306  --  $3,306
Gross interest income included in net income
  during 1994                                     205  --     205
Gross interest income that would have been
  earned during 1994 if there had been no
  restructuring                                   538  --     538


The components of net investment income, realized capital gains/(losses) and unrealized gains/(losses) were as follows:

                                                   THE COMPANY           PREDECESSOR
                                                          7 MONTHS   5 MONTHS
                                                           ENDED      ENDED
                                                 1996     12/31/95   5/31/95    1994
                                                     (in thousands of dollars)

Income on debt securities                         $53,632   $19,629   $ 63,581   $        267,958
Income on equity securities                            --        --        302                645
Income on short-term investments                    2,156     2,778     28,060             11,705
Income on cash on deposit                              --        --         --                316
Income on interest rate swaps                          --        --        377               (244)
Income on policy loans                              1,454       868        624              1,376
Interest on mortgage loans                         13,633     1,444        248              1,162
Income on foreign exchange                             --        --        184               (433)
Income of real estate                                  --        --      1,508              3,278
Income on separate account investments                772        --         (1)                 2
Miscellaneous interest                                133       109        (24)              (853)
                                                            --------  ---------  -----------------

Total investment income                            71,780    24,828     94,859            284,912
                                                                      ---------
Investment expenses                                (1,151)     (640)    (2,373)            (7,296)
                                                  --------  --------  ---------

Net investment income                             $70,629   $24,188   $ 92,486   $        277,616
                                                  ========  ========  =========  =================

Realized capital gains/(losses) were as follows:
  Debt securities                                     469   $ 1,344   $(16,749)  $        (79,300)
  Mortgage loans                                        4        --      1,431             (3,452)
  Equity securities                                    --        --       (423)               (76)
  Real estate                                          --        --       (124)                --
  Short-term investments                               (1)      (20)    (1,933)              (282)
  Other assets                                         --        --        (76)               147
  Interest rate swaps                                  --        --      5,460         -- (18,398)
                                                                      ---------  -----------------

Net realized gains/(losses) on investments        $   472   $ 1,324   $(12,414)  $       (101,361)
                                                  ========  ========  =========  =================


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements



                                                     THE COMPANY           PREDECESSOR
                                                           7 MONTHS    5 MONTHS
                                                             ENDED      ENDED
                                                     1996   12/31/95   5/31/95      1994
                                                                                 (In thousands
of dollars)

Unrealized gains/(losses) were as follows:
  Debt securities                                      ($3,213)  $10,688   $(85,410)  $(261,947)
  Short-term investments                                    21        36        879        (594)
  Effects on deferred acquisition costs amortization     1,561        --     39,030     162,190
  Effects on present value of future profits               425    (6,471)        --          --
Unrealized gains/(losses) before income tax             (1,206)    4,253    (45,501)   (100,351)
Unrealized income tax benefit/(expense)                    422    (1,489)    16,664      35,123

Net unrealized gains (losses) on investments             ($784)  $ 2,764   $(28,837)   ($65,228)
                                                                 ========  =========  ==========


        Proceeds from sales of investments in debt securities during 1996 were $223,430,495. Gross gains of $1,158,518 and gross losses of $687,126 were realized on those sales.  Included in these amounts were $28,969 of gross gains realized on the sale of non-investment grade securities.

  Proceeds from sales of investments in debt securities for the Company during
   1995 were $214,811,186, and for the Predecessor were $2,786,998,780. Gross gains of $1,533,501 and gross losses of $190,899 were realized by the Company on its sales. Included in these amounts for the Company are $373,768 of gross gains realized on the sale of non-investment grade securities. The
Predecessor realized gross gains of $9,499,191 and gross losses of $26,249,279 on its sales.  Included in these amounts are $6,367,297  of gross gains and
       $7,607,167 of gross losses realized on the sale of non-investment grade securities.

        Proceeds from sales of investments in debt securities during 1994 were $3,081,863,341. Gross gains of $59,472,808 and gross losses of $136,394,109 were realized on those sales.  Included in these amounts are $6,455,887 of gross gains and $6,692,683 of gross losses realized on the sale of non-investment grade securities.

  Unrealized appreciation/(depreciation) of debt securities for the Company in 1996 and 1995, and the Predecessor in 1995 and 1994 were $(13,900,000),
       $10,688,000, $176,537,000, and $(357,401,000), respectively. Unrealized appreciation/(depreciation)of debt securities is calculated as the change between the cost and market values of debt securities for the years then ended.

 Securities with a book value of approximately $7,032,267 at December 31, 1996 were deposited with government authorities as required by law.

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

                       (5)  SECURITIES GREATER THAN 10% OF SHAREHOLDERS EQUITY

  As of December 31, 1996 the Company held the following individual securities which exceeded 10% of shareholders equity:


                                 LONG-TERM DEBT                       CARRYING
                                    SECURITIES                           VALUE

Countrywide Mtg. 1993-12 A4  $19,347,536
FNMA Remic Tr 1996-50 A1      19,104,500


As of December 31, 1995 the Company held the following individual securities which exceeded 10% of shareholders equity:

      LONG-TERM DEBT                      CARRYING
        SECURITIES                         VALUE


Countrywide Mtg. 1993-12 A4  $18,726,875
American Airlines             15,080,392


                        (6)  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

                                                   FINANCIAL FUTURES CONTRACTS

Futures contracts are contracts for delayed delivery of securities in which the seller agrees to make delivery at a specified future date for a specific price. Gains or losses are realized in daily cash settlements. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in securities values and interest rates. When future contracts are designated as hedges, additional risks arise due to the possibility that the futures contract will provide an imperfect correlation to the hedged security.

The Company periodically enters into financial futures contracts in order to hedge its short term investment spread risks encountered during occasional periods of unusually large recapture activity. Gains and losses from these anticipatory hedges are applied to the cost basis of the assets acquired with recaptured funds. In 1996, $381,105 in net losses were recorded as basis adjustments to hedged debt securities.

In order to limit its exposure to market fluctuations while it holds temporary seed money investments within the separate account (see note 3), the Company has adopted a hedging policy that involves holdings of futures contracts. As of December 31, 1996, the Company held 35 S&P 500 index futures contracts, 5 5-year T-Note futures contracts and 10 10-year T-Note futures contracts with a total notional face amount of $14,528,750 and a total fair market value of $14,652,969. Collateral requirements set by the Chicago Board of Trade averaged $9,800 per contract at December 31, 1996. At December 31, 1996, the Company recorded as a component of net investment income, $1,639,717 of gross losses from terminated contracts and $406,141 of gross gains from open contracts. In 1996, the Company also recorded, as an offsetting component of net investment income, a net gain of $2,007,720 from market appreciation on the underlying hedged securities within the separate account.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

(7)  POST-RETIREMENT AND POSTEMPLOYMENT BENEFITS

The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation.
  The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1996 and 1995, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1996 CLMC had no retired employees nor any employees fully eligible for retirement and had no disbursements for such benefit commitments. The expense arising from these obligations is not material.

(8)  INCOME TAXES

The Company will file a consolidated Federal Income Tax return with its
wholly-owned  subsidiary,  FCLIC.    Amounts payable or recoverable related to
periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods, except for approximately $1.4 million of state income tax recoveries.

Income taxes are recorded in the statements of earnings and directly in certain shareholders equity accounts. Income tax expense (benefit) for the years ended December 31 was allocated as follows:


                                                     THE COMPANY           PREDECESSOR
                                                           7 MONTHS    5 MONTHS
                                                             ENDED      ENDED
                                                     1996   12/31/95   5/31/95
1994
                                                          (In thousands of dollars)

Statements of income:
  Operating income (excluded realized
    investment gains and losses)               $ 2,493   $  (85)  $ (5,038)  $ (39,511)
  Realized investment gains/(losses)               162      516     (5,026)    (37,489)
                                               --------  -------
  Income tax expense/(benefit) included
    in the statements of income                  2,655      431    (10,064)    (77,000)
Shareholders equity:
  Unrealized gains/(losses) on securities
    available for sale and intangible assets    (1,910)   1,489     18,458     (53,324)
Total income tax expense/(benefit)             $   745   $1,920   $  8,394   $(130,324)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of COVA Corporation)

Notes to Consolidated Financial Statements


The actual Federal income tax expense differed from the expected tax expense computed by applying the US. Federal statutory rate to income before taxes on income as follows:


                                 THE COMPANY                     PREDECESSOR
                                1996           1995           1995          1994
                                             7 MONTHS       5 MONTHS
                                              (in thousands of dollars)

Computed expected tax expense                     $2,190   35.0%  $129    35.0%  $(13,862)   35.0%  $(76,739)  35.0%
State income taxes, net                               77   1.23     11     3.0       (306)    0.8     (1,552)   0.7
Tax-exempt bond interest                              --     --    (22)   (6.0)      (332)    0.8     (1,208)   0.6
Amortization of intangible assets                    320   5.12    254    69.0         --      --        111   (0.1)
Permanent difference due to derivative  transfer
                                                      --     --     --      --      4,399   (11.1)        --     --
Other                                                 68   1.09     59    16.1         37     (.1)     2,388   (1.1)
Total                                             $2,655  42.44%  $431   117.1%  $(10,064)   25.4%  $(77,000)  35.1%
                                                  ======  ======  =====  ======  =========  ======  =========  =====


The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1996 & 1995 follows:

                                                    1996        1995
                                               (In thousands of dollars)

Deferred tax assets:
PVFP                                      $ 1,639       --
Policy Reserves                            19,237  $ 7,601
Liability for commissions on recapture      6,073    8,868
Tax basis of intangible assets purchased    6,230   13,141
DAC Proxy Tax                               9,032    4,749
Unrealized losses on investments              422       --
Other deferred tax assets                     827    2,860

Total assets                              $43,460  $37,219
                                          -------  -------

Deferred tax liabilities:
PVFP                                      $19,169  $16,774
Unrealized gains on investments                --    1,489
Deferred Acquisition Costs                 10,694    5,316
Other deferred tax liabilities                 60       84

Total liabilities                          29,923   23,663
                                                   -------

Net Deferred Tax Asset                    $13,537  $13,556
                                          =======  =======


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly no valuation allowance is established.

(9)  RELATED-PARTY TRANSACTIONS

The Company has entered into management, operations and services agreements with both affiliated and unaffiliated companies. The affiliated companies are Cova Life Management Company (CLMC), a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company, and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Companys ultimate parent, GALIC. The unaffiliated companies are Johnson & Higgins, a New Jersey corporation, and Johnson & Higgins/Kirke Van Orsdel, a Delaware corporation, which provide various services for the Company including underwriting, claims and administrative functions. The affiliated and unaffiliated service providers are reimbursed for the cost of their services and are paid a service fee. Expenses and fees paid to affiliated companies during 1996 and the 7 months of 1995 for the Company were $6,618,303, and $7,139,525, respectively, and the five months of 1995 and the year 1994 for the Predecessor were 6,364,609, and $8,553,028, respectively.

On December 31, 1996 Cova Corporation transferred its ownership of Cova Financial Life Insurance Company (CFLIC), an affiliated life insurer domiciled in the state of California, to the Company. The transfer of ownership was recorded as additional paid in capital and increased Shareholders Equity on the Companys December 31, 1996 Balance Sheet by approximately $16.9 million. This change in direct ownership had no effect on the operations of either the Company or CFLIC as both entities had existed under common management and control prior to the December 31, 1996 transfer. Although CFLICs Balance Sheet is fully consolidated with the Companys December 31, 1996 Balance Sheet, CFLICs 1996 Income Statement and Cash Flow have not been consolidated with the Companys 1996 Income Statement or Cash Flow Statement. However, CFLICs year-end cash balance of $6.7 million is included in the Cash Flow Statement.

(10)  STATUTORY SURPLUS AND DIVIDEND RESTRICTION

Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the non-recognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities, and an Interest Maintenance Reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, SFAS #115 adjustments to record the carrying values of debt securities and certain equity securities at market are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholders equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with generally accepted accounting principles (GAAP) were as follows:


                                                 1996        1995
                                             (in thousands of dollars)

Statutory Capital and Surplus                 $ 75,354   $ 59,682
Reconciling items:
  GAAP investment valuation reserves               (88)        --
  Statutory Asset Valuation Reserves            17,599     13,378
  Interest Maintenance Reserve                   2,301      1,892
  GAAP investment adjustments to fair value     (3,191)    10,724
  Deferred policy acquisition costs             49,833     14,468
  GAAP basis policy reserves                   (30,202)   (11,233)
  Deferred federal income taxes (net)           13,537     13,556
  Modified coinsurance                              --         --
  Goodwill                                      20,849     23,358
  Present value of future profits               46,389     38,155
  Future purchase price payable                (16,051)   (23,967)
  Other                                         (1,286)    (1,927)

GAAP Shareholders' Equity                     $175,044   $138,086
                                              =========  =========


Statutory net losses for CFSLIC for the years ended December 31, 1996, 1995 and 1994 were $(13,575,788), $(74,012,650), and $(92,952,989), respectively.

The maximum amount of dividends which can be paid by State of Missouri insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory earned surplus or statutory net gain from operations for the preceding year. Accordingly, the maximum dividend permissible during 1997 will be $0.

The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1996 the Company's Total Adjusted Capital and Authorized Control Level - RBC were, $92,953,237, and $21,058,220 respectively. This level of adjusted capital qualifies under all tests.

(11)  GUARANTY FUND ASSESSMENTS

The Company participates with all life insurance companies licensed throughout the United States, in associations formed to guarantee benefits to policyholders of insolvent life insurance companies. Under state laws, as a condition for maintaining the Companys authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty associations for insolvencies incurred through 1996, but for which assessments have not yet been determined nor assessed, to a maximum in each state generally of 2% of statutory premiums per annum in the given state. Most states then permit recovery of assessments as a credit against premium or other state taxes over, most commonly, five years.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

At December 31, 1996, the National Organization of Life and Health Guaranty Associations (NOLHGA) distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for approximately $12.4 million in future assessments on insolvencies that occurred before December 31, 1996. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded a receivable from Oakre for approximately $12.3 million.

At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments, and may retain the





                                    PART C

                                    PART C
                              OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

a.    FINANCIAL STATEMENTS

The following consolidated financial statements of the Company are included in Part B hereof:

     1   Independent Auditor's Report.

     2. Consolidated Balance Sheets of the Company as of December 31, 1996 and 1995.

     3. Consolidated Statements of Income for the Company for the years ended December 31, 1996, 1995 and 1994.

     4. Consolidated Statements of Shareholder's Equity for the years ended December 31, 1996, 1995 and 1994.

     5. Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994.

     6. Notes to Consolidated Financial Statements, December 31, 1996, 1995 and 1994.

b.   EXHIBITS

     1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.*

     2.  Not Applicable.

     3.  Principal Underwriter's Agreement.###

     4.  Individual Flexible Purchase Payment Deferred Variable Annuity
         Contract.#

     5.  Application for Variable Annuity.##

     6.  (i)   Copy of Articles of Incorporation of the Company.
         (ii)  Copy of the Bylaws of the Company.

     7.  Not Applicable.

     8.  Form of Fund Participation Agreement.#

     9.  Opinion and Consent of Counsel.

    10.  Consent of Independent Accountants.

    11.  Not Applicable.

    12.  Not Applicable.

    13.  Not Applicable.

    14.  Company Organizational Chart.***

    27.  Not Applicable.

    * incorporated by reference to Cova Variable Annuity Account One, Form N-4 (File No. 811-5200) as filed on June 11, 1987.

    ** incorporated by reference to Cova Financial Services Life Insurance Company, Pre-Effective Amendment No. 1 to Form S-1 (File No. 33-43099) as filed on December 24, 1991.

   *** incorporated by reference to Registrant's Post-Effective Amendment No. 5 (File No. 33-45223) as electronically filed on April 28, 1997.

     # incorporated by reference to Registrant's Form N-4 as filed on April 2, 1992.

    ## incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Form N-4 as filed on May 1, 1992.

   ### incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 as filed on May 1, 1993.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors of the Company:

Name and Principal                Position and Offices
 Business Address                 with Depositor
--------------------------------  ----------------------------------

Richard A. Liddy                  Chairman of the Board and Director
700 Market Street
St. Louis, MO 63101

Leonard Rubenstein                Director
700 Market Street
St. Louis, MO 63101

Lorry J. Stensrud                 President and Director
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

John W. Barber                    Director
13045 Tesson Ferry Road
St. Louis, MO 63128

Jerome P. Darga                   Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Judy M. Drew                      Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Judith A. Gallup                  Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Patricia E. Gubbe                 Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Philip A. Haley                   Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Christopher Harden                Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Eric T. Henry                     Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

Jeffery K. Hoelzel                Vice President, General Counsel,
One Tower Lane, Suite 3000        Secretary and Director
Oakbrook Terrace, IL  60181-4644

J. Robert Hopson                  Vice President,
One Tower Lane, Suite 3000        Chief Actuary and Director
Oakbrook Terrace, IL  60181-4644

E. Thomas Hughes, Jr.             Treasurer and Director
700 Market Street
St. Louis, MO 63101

Douglas E. Jacobs                 Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

William C. Mair                   Vice President, Controller
One Tower Lane, Suite 3000        and Director
Oakbrook Terrace, IL  60181-4644

Matthew P. McCauley               Assistant Secretary and Director
700 Market Street
St. Louis, MO 63101

Myron H. Sandberg                 Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644

John W. Schaus                    Vice President
One Tower Lane, Suite 3000
Oakbrook Terrace, IL  60181-4644




ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A company organizational chart was filed as Exhibit 14 in Registrant's Post-Effective Amendment No. 5 and is incorporated herein by reference.

ITEM 27.   NUMBER OF CONTRACT OWNERS

There are no contract owners.

ITEM 28.   INDEMNIFICATION

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise.
  The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITERS

(a)   Not Applicable.

(b) Cova Life Sales Company is the principal underwriter for the Contracts. The following persons are the officers and directors of Cova Life Sales Company. The principal business address for each officer and director of Cova Life Sales Company is One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

Name and Principal  Positions and Offices
 Business Address   with Underwriter
------------------  ---------------------------------------

Judy M. Drew        President, Chief Operations Officer and
                    Director

Lorry J. Stensrud   Director

Patricia E. Gubbe   Vice President and Chief Compliance
                    Officer

William C. Mair     Director

Jeffery K. Hoelzel  Secretary

Philip A. Haley     Vice President

Frances S. Cook     Assistant Secretary

Robert A. Miner     Treasurer



(c)   Not Applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

Christopher Harden, whose address is One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181-4644 maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31.   MANAGEMENT SERVICES

Not Applicable.

ITEM 32.   UNDERTAKINGS

        a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

         b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

       d. Cova Financial Services Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                               REPRESENTATIONS

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Oakbrook Terrace, and State of Illinois on this 28th day of April, 1997.

                                COVA VARIABLE ANNUITY ACCOUNT FOUR
                                Registrant

                           By: COVA FINANCIAL SERVICES LIFE
                                INSURANCE COMPANY


                           By: /S/ JEFFERY K. HOELZEL
                                ___________________________________________



                           By: COVA FINANCIAL SERVICES LIFE
                                INSURANCE COMPANY
                                Depositor


                           By:  JEFFERY K. HOELZEL
                                ___________________________________________




As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




                             Chairman of the Board and
----------------------       Director                   -------
Richard A. Liddy                                        Date


/s/ Lorry J. Stensrud*      President and Director      4/28/97
------------------------                                -------
Lorry J. Stensrud                                       Date


                             Director
------------------------                                -------
Leonard M. Rubenstein                                   Date

                             Director
------------------------                                -------
J. Robert Hopson                                        Date

/s/ William C. Mair*         Controller and Director   4/28/97
------------------------                               ------
William C. Mair                                         Date

/s/ Jeffery K. Hoelzel       Director                  4/28/97
------------------------                               ------
Jeffery K. Hoelzel                                      Date

/s/ E. Thomas Hughes, Jr.*   Treasurer and Director    4/28/97
------------------------                               ------
E. Thomas Hughes, Jr.                                   Date

/s/ Matthew P. McCauley*     Director                  4/28/97
------------------------                               ------
Matthew P. McCauley                                     Date

/s/ John W. Barber*          Director                  4/28/97
------------------------                               -------
John W. Barber                                          Date





                                  *By: /S/ JEFFERY K. HOELZEL
                                       ____________________________________
                                       Jeffery K. Hoelzel, Attorney-in-Fact




                              INDEX TO EXHIBITS

EXHIBIT NO.                                                             PAGE NO.


EX-99.B6(i)        Copy of Articles of Incorporation of the Company

EX-99.B6(ii)       Copy of Bylaws of the Company.

EX-99.B9           Opinion and Consent of Counsel

EX-99.B10          Consent of Independent Accountants









                                   EXHIBITS

                                      TO

                        POST-EFFECTIVE AMENDMENT NO. 6

                                      TO

                                   FORM N-4

                                     FOR

                      COVA VARIABLE ANNUITY ACCOUNT FOUR

                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY